INVESTOR FINANCIAL SUPPLEMENT
SEPTEMBER 30, 2005

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
As of October 31, 2005

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Insurance Financial Strength Ratings:
Hartford Fire Insurance Company	A+	AA	AA-	Aa3
Hartford Life Insurance Company	A+	AA	AA-	Aa3
Hartford Life & Accident	A+	AA	AA-	Aa3
Hartford Life Group Insurance Company	A+	AA	—	—
Hartford Life & Annuity	A+	AA	AA-	Aa3
Hartford Life Insurance KK	—	—	AA-	—
Hartford Life Limited (IRL)	—	—	AA-	—
Other Ratings:
The Hartford Financial Services Group, Inc.:
Senior debt	a-	A	A-	A3
Commercial paper	AMB-2	F1	A-2	P-2
Hartford Life, Inc.:
Senior debt	a-	A	A-	A3
Commercial paper	AMB-1	F1	A-2	P-2
Address:
690 Asylum Avenue
Hartford, CT 06105
Internet address:
http://www.thehartford.com
Contacts:
Kimberly Johnson
Vice President
Investor Relations
Phone (860) 547-6781
Greg Schroeter
Assistant Vice President
Investor Relations
Phone (860) 547-9140
Margaret Mann
Program Assistant
Investor Relations
Phone (860) 547-3800
TRANSFER AGENT
The Bank of New York
Shareholder Relations Department — 12E
P.O. Box 11258
Church Street Station
New York, NY 10286
1 (800) 524-4458
COMMON STOCK
Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol “HIG”.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

	Basis of Presentation	i, ii

CONSOLIDATED	Consolidated Financial Results	C-1
	Operating Results by Segment	C-2
	Analysis of Operating Results by Segment	C-2a
Consolidating Statements of Operations
	Three Months Ended September 30, 2005 and 2004	C-3
	Nine Months Ended September 30, 2005 and 2004	C-4
Consolidating Balance Sheets
	As of September 30, 2005 and December 31, 2004	C-5
	Capital Structure	C-6
	Accumulated Other Comprehensive Income	C-7
	Computation of Basic and Diluted Earnings Per Share	C-8
	Computation of Return-on-Equity Measures	C-9
	Weighted Average Share Analysis	C-10

LIFE	Financial Highlights	L-1
	Operating Results	L-2
	Total Assets Under Management	L-3
	Consolidated Balance Sheets	L-4
	Deferred Policy Acquisition Costs and Present Value of Future Profits	L-5
	Supplemental Data — Annuity Death and Income Benefits	L-6
Reinsurance Recoverable Analysis
	As of June 30, 2005	L-7
	Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	L-8
Retail Products Group
Income Statements
	Individual Annuity	L-9
	Other	L-10
Supplemental Data
	Sales/Other Deposits	L-11
	Assets Under Management	L-12
	Individual Annuity — Account Value Rollforward	L-13
	Other — Account Value Rollforward	L-14
Institutional Solutions Group
	Income Statements	L-15
Supplemental Data
	Sales/Other Deposits	L-16
	Assets Under Management	L-17
	Account Value and Asset Rollforward	L-18
Individual Life
	Income Statements	L-19
	Supplemental Data	L-20
	Account Value Rollforward	L-21
Group Benefits
	Income Statements	L-22
	Supplemental Data	L-23
	International — Japan Supplemental Data	L-24

PROPERTY &	Financial Highlights	PC-1
CASUALTY	Operating Results	PC-2
Consolidating Underwriting Results
	Three Months Ended September 30, 2005	PC-3
	Nine Months Ended September 30, 2005	PC-4
	Ongoing Property & Casualty Underwriting Results	PC-5
	Business Insurance Underwriting Results	PC-6
	Business Insurance Written and Earned Premiums	PC-7
	Personal Lines Underwriting Results	PC-8
	Personal Lines Written and Earned Premiums	PC-9
	Specialty Commercial Underwriting Results	PC-10
	Specialty Commercial Written and Earned Premiums	PC-11
	Statistical Premium Information (Year over Year)	PC-12
	Other Operations Underwriting Results	PC-13
	Other Operations Claims and Claim Adjustment Expenses	PC-14
	Summary of Gross Environmental Reserves	PC-15
	Paid and Incurred Loss and Loss Adjustment Expense Development — A&E	PC-16
Unpaid Claims and Claim Adjustment Expense Reserve Rollforward
	Three Months Ended September 30, 2005 and 2004	PC-17
	Nine Months Ended September 30, 2005 and 2004	PC-18
	Reinsurance Recoverable Analysis	PC-19
	Consolidated Income Statements	PC-20
	Consolidated Balance Sheets	PC-21
	Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	PC-22

INVESTMENTS	General Account — Investment Earnings Before-tax
	Consolidated	I-1
	Life	I-2
	Property & Casualty	I-3
	Corporate	I-4
Composition of Invested Assets
	Consolidated	I-5
	Life	I-6
	Property & Casualty	I-7
Unrealized Loss Aging
	Consolidated	I-8
	Life	I-9
	Property & Casualty	I-10
Invested Asset Exposures
	As of September 30, 2005	I-11

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION
     DEFINITIONS AND PRESENTATION
•	All amounts are in millions, except for per share and ratio information.
•	Life is organized into four reportable operating segments: Retail Products Group, Institutional Solutions Group, Individual Life and Group Benefits. Life also includes in an Other category its international operations, which are located primarily in Japan and Brazil; net realized capital gains and losses other than net realized capital gains and losses related to guaranteed minimum withdrawal benefits; corporate items not directly allocated to any of its reportable operating segments; and intersegment eliminations. Net realized capital gains and losses related to guaranteed minimum withdrawal benefits are reflected in each applicable segment in net realized capital gains and losses.

•	Property & Casualty includes Ongoing Operations and Other Operations. Ongoing Operations includes the underwriting results of the Business Insurance, Personal Lines and Specialty Commercial segments. Other Operations includes the underwriting results of certain property and casualty insurance operations that have discontinued writing new business and substantially all of the Company’s asbestos and environmental exposures. Property & Casualty includes the underwriting results of Ongoing Operations and Other Operations along with income and expense items not directly allocated to the Company’s property and casualty segments, such as net investment income, net servicing income, net realized capital gains and losses, other expenses and income taxes.

•	Corporate primarily includes all of the Company’s debt financing and related interest expense, as well as certain capital raising and certain purchase accounting adjustment activities.

•	Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate trends in The Hartford’s current business. These measures include sales, account value, insurance in-force and premium renewal retention. Premium renewal retention is defined as renewal premium written in the current period divided by total premium written in the prior period.

•	The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of claims and claim adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

•	The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment’s performance. The loss ratio is the ratio of total benefits, claims and claim adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.

•	Accumulated other comprehensive income (“AOCI”) represents net of tax unrealized gain (loss) on available-for-sale securities; net gain (loss) on cash-flow hedging instruments; foreign currency translation adjustments; and minimum pension liability adjustment.

•	Assets under management is an internal performance measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall, correspondingly, in the level of assets under management.

•	Investment yield, before- or after-tax, is calculated by dividing before- or after-tax, respectively, annualized net investment income (excluding net realized capital gains (losses) and change in fair value of trading securities) by average invested assets at cost (fixed maturities at amortized cost, excluding trading securities).

•	Certain reclassifications have been made to the prior periods to conform to the September 30, 2005 presentation. Specifically, the Company reclassified amounts assessed against certain contractholder balances during 2004 from net investment income to fee income.

•	NM — Not meaningful means increases or decreases greater than 200%, or changes from a net gain to a net loss position, or vice versa.

i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
     DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
•	The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.

•	The Hartford uses the non-GAAP financial measure operating income as an important measure of the Company’s operating performance. Operating income is net income, before the after-tax effect of net realized capital gains and losses and the cumulative effect of accounting changes. The Company believes operating income provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it excludes the effect of realized capital gains and losses, which tend to be highly variable from period to period and are primarily based on market conditions unrelated to the Company’s insurance operations. Net income is the most directly comparable GAAP measure. A reconciliation of net income to operating income for the periods presented herein is set forth at page C-8. Operating income per share is calculated based on a non-GAAP financial measure. Net income per share is the most directly comparable GAAP measure. A reconciliation of net income per share to operating income per share for the periods presented herein is set forth at page C-8.

•	The Hartford uses the non-GAAP financial measure operating income, before tax related items, to further enhance investor understanding of the Company’s ongoing businesses by eliminating the effects of tax related items because these items are highly variable from period to period. Net income is the most directly comparable GAAP measure. A reconciliation of net income to operating income, before tax related items, for the periods presented herein is set forth at page C-8. Operating income, before tax related items, per share is calculated based on a non-GAAP financial measure. Net income per share is the most directly comparable GAAP measure. A reconciliation of net income per share to operating income, before tax related items, per share for the periods presented herein is set forth at page C-8.

•	Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s property-casualty operations. Because written premiums represents the amount of premium charged for policies issued during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property-casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves.

•	The profitability of Property & Casualty underwriting segments is evaluated by The Hartford’s management primarily based upon underwriting results. Underwriting results is a before-tax measure that represents earned premiums less incurred claims, claim adjustment expenses and underwriting expenses. Underwriting results are influenced significantly by earned premium growth and the adequacy of The Hartford’s pricing. Underwriting profitability over time is also greatly influenced by The Hartford’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. In addition to underwriting results for each segment, net income for Property & Casualty includes income from servicing businesses, net investment income, other expenses, net realized capital gains (losses) and income taxes.

•	A catastrophe is a severe loss, resulting from natural and manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or claims and claim adjustment reserves prior to occurrence. The Hartford believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.

•	Underwriting results before catastrophes and prior year development is a non-GAAP financial measure because it excludes the effects of catastrophes, prior year development and the reduction in earned premiums relating to retrospectively rated policies. The Company believes that this measure is useful to investors as an additional measure of Property & Casualty’s current operations, because it excludes the effect of items relating to prior periods. Net income is the most directly comparable GAAP measure. A reconciliation of the adjusted underwriting results to underwriting results and net income for the period presented herein is set forth on page C-2a.

•	Book value per share excluding AOCI is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders’ equity excluding AOCI, net of tax, by (b) common shares outstanding. The Hartford provides book value per share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items which typically fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure. A reconciliation of book value per share to book value per share excluding AOCI for the periods presented herein is set forth at page C-1.

•	The Hartford provides several different measures of the return on equity (“ROE”) of the Company. Two return-on-equity measures, ROE (operating income last twelve months to equity excluding AOCI) and ROE (operating income, before tax related items, last twelve months to equity excluding AOCI), are calculated based on non-GAAP financial measures. ROE (operating income last twelve months to equity excluding AOCI) is calculated by dividing (a) operating income for the prior four fiscal quarters by (b) average stockholders’ equity excluding AOCI. ROE (operating income, before tax related items, last twelve months to equity excluding AOCI) is calculated by dividing (a) operating income, before tax related items, for the prior four fiscal quarters by (b) average stockholders’ equity excluding AOCI. The Hartford provides to investors return-on-equity measures based on its non-GAAP operating income financial measures for the reasons set forth in the related discussion above. The Hartford excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company’s net worth that is primarily attributable to the Company’s business operations. ROE (net income last twelve months to equity including AOCI) is the most directly comparable GAAP measure. A reconciliation of the non-GAAP return-on-equity measures for the periods presented herein to ROE (net income last twelve months to equity including AOCI) is set forth at page C-9.

ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

						Year Over
	THREE MONTHS ENDED					Year		Sequential		NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	June 30,	Sept 30,	3 Month		3 Month		SEPTEMBER 30,
HIGHLIGHTS	2004	2004	2005	2005	2005	Change		Change		2004	2005	Change
Net income	$494	$620	$666	$602	$539	9%		(10%)		$1,495	$1,807	21%
Operating income [1]	$468	$596	$583	$613	$560	20%		(9%)		$1,372	$1,756	28%
Operating income, before tax related items [1]	$252	$596	$583	$613	$560	122%		(9%)		$1,156	$1,756	52%
Total revenues	$5,416	$6,101	$5,991	$6,057	$7,298	35%		20%		$16,592	$19,346	17%
Total assets	$246,489	$259,735	$261,420	$268,382	$280,465	14%		5%
Total assets under management [2]	$274,961	$291,696	$293,311	$302,625	$315,871	15%		4%

PER SHARE AND SHARES DATA
Basic earnings per share
Net income	$1.68	$2.11	$2.26	$2.03	$1.80	7%		(11%)		$5.12	$6.08	19%
Operating income [1]	$1.60	$2.03	$1.98	$2.06	$1.87	17%		(9%)		$4.70	$5.91	26%
Operating income, before tax related items [1]	$0.86	$2.03	$1.98	$2.06	$1.87	117%		(9%)		$3.96	$5.91	49%
Diluted earnings per share
Net income	$1.66	$2.08	$2.21	$1.98	$1.76	6%		(11%)		$5.04	$5.94	18%
Operating income [1]	$1.57	$2.00	$1.93	$2.02	$1.82	16%		(10%)		$4.63	$5.77	25%
Operating income, before tax related items [1]	$0.85	$2.00	$1.93	$2.02	$1.82	114%		(10%)		$3.90	$5.77	48%
Weighted average common shares outstanding (basic)	293.2	293.8	294.8	297.1	299.2	6.0	sh	2.1	sh	291.8	297.1	5.3	sh
Weighted average common shares outstanding and dilutive potential common shares (diluted)	297.5	298.1	301.3	303.9	307.0	9.5	sh	3.1	sh	296.6	304.1	7.5	sh
Common shares outstanding	293.5	294.2	296.5	298.7	300.1	6.6	sh	1.4	sh	293.5	300.1	6.6	sh
Book value per share	$46.51	$48.40	$47.93	$52.19	$51.02	10%		(2%)
Per share impact of AOCI	$4.81	$4.85	$2.33	$4.75	$1.98	(59%)		(58%)
Book value per share (excluding AOCI)	$41.70	$43.55	$45.60	$47.44	$49.04	18%		3%

FINANCIAL RATIOS
ROE (net income last 12 months to equity including AOCI) [3]	15.6%	16.3%	16.0%	17.1%	16.8%	1.2		(0.3)
ROE (operating income last 12 months to equity excluding AOCI)[3]	16.2%	17.0%	16.5%	17.4%	17.5%	1.3		0.1
ROE (operating income, before tax related items, last 12 months to equity excluding AOCI) [3]	14.3%	15.1%	14.7%	15.7%	17.5%	3.2		1.8
Debt to capitalization including AOCI	26.5%	25.7%	25.7%	23.1%	23.4%	(3.1)		0.3
Investment yield, after-tax	3.9%	3.9%	3.9%	3.8%	4.0%	0.1		0.2		3.9%	3.9%	—
Ongoing Property & Casualty GAAP combined ratio	108.9	90.2	88.6	87.0	97.9	11.0		(10.9)		97.1	91.2	5.9

[1]	For periods prior to January 1, 2005, operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax. See page C-8 for reconciliation of net income to operating income and to operating income, before tax related items.

[2]	Includes mutual fund assets (see page L-3) and third party assets managed by HIMCO (see page I-5).

[3]	See page C-9 for a computation of return-on-equity measures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2004	2004	2005	2005	2005	Change	Change	2004	2005	Change
Life
Retail Products Group
Individual Annuity	$127	$132	$134	$141	$158	24%	12%	$351	$433	23%
Other Retail [1]	13	17	18	(6)	23	77%	NM	42	35	(17%)

Total Retail Products Group	140	149	152	135	181	29%	34%	393	468	19%
Institutional Solutions Group	33	35	40	32	38	15%	19%	90	110	22%
Individual Life	44	39	39	39	45	2%	15%	115	123	7%
Group Benefits	70	64	59	64	68	(3%)	6%	165	191	16%
Other [2]	19	20	(52)	17	36	89%	112%	52	1	(98%)

Life operating income, before tax related items [3]	306	307	238	287	368	20%	28%	815	893	10%
Tax related items	190	—	—	—	—	(100%)	—	190	—	(100%)

Total Life operating income [3]	496	307	238	287	368	(26%)	28%	1,005	893	(11%)

Property & Casualty
Ongoing Operations Underwriting Results
Business Insurance	(25)	63	118	141	125	NM	(11%)	297	384	29%
Personal Lines	(137)	94	127	188	71	NM	(62%)	44	386	NM
Specialty Commercial	(58)	86	40	5	(143)	(147%)	NM	(139)	(98)	29%

Total Ongoing Operations underwriting results	(220)	243	285	334	53	NM	(84%)	202	672	NM
Other Operations underwriting results [4]	(110)	(59)	(28)	(110)	(53)	52%	52%	(389)	(191)	51%

Total Property & Casualty underwriting results	(330)	184	257	224	—	100%	(100%)	(187)	481	NM
Net investment income	309	333	337	328	349	13%	6%	915	1,014	11%
Periodic net coupon settlements on non-qualifying derivatives, before-tax [3]	1	1	—	—	—	(100%)	—	8	—	(100%)
Net servicing and other income	10	2	13	15	12	20%	(20%)	40	40	—
Other expenses	(53)	(54)	(60)	(39)	(53)	—	(36%)	(181)	(152)	16%
Income tax (expense) benefit	50	(135)	(161)	(159)	(76)	NM	52%	(123)	(396)	NM

Property & Casualty operating income (loss), before tax related items [3]	(13)	331	386	369	232	NM	(37%)	472	987	109%
Tax related items	26	—	—	—	—	(100%)	—	26	—	(100%)

Total Property & Casualty operating income [3]	13	331	386	369	232	NM	(37%)	498	987	98%

Interest and Other Corporate	(41)	(42)	(41)	(43)	(40)	2%	7%	(131)	(124)	5%

Operating income, before tax related items [3]	252	596	583	613	560	122%	(9%)	1,156	1,756	52%

Tax related items	216	—	—	—	—	(100%)	—	216	—	(100%)

Operating income [3]	468	596	583	613	560	20%	(9%)	1,372	1,756	28%
Add: Net realized capital gains (losses), after-tax [3]	26	24	83	(11)	(21)	NM	(91%)	146	51	(65%)
Add: Cumulative effect of accounting change, after-tax	—	—	—	—	—	—	—	(23)	—	100%

Net income	$494	$620	$666	$602	$539	9%	(10%)	$1,495	$1,807	21%

PER SHARE DATA [5]
Diluted earnings per share
Operating income, before tax related items	$0.85	$2.00	$1.93	$2.02	$1.82	114%	(10%)	$3.90	$5.77	48%
Operating income	$1.57	$2.00	$1.93	$2.02	$1.82	16%	(10%)	$4.63	$5.77	25%
Net income	$1.66	$2.08	$2.21	$1.98	$1.76	6%	(11%)	$5.04	$5.94	18%

[1]	Included in the three months ended June 30, 2005 and nine months ended September 30, 2005 is an expense of $24, after-tax, which is an estimate of the termination value of a provision of an agreement with a distribution partner of the Company’s retail mutual funds.

[2]	Included in the three months ended March 31, 2005 and nine months ended September 30, 2005 is a charge of $66 to reserve for investigations related to market timing by the SEC and New York Attorney General’s Office and directed brokerage by the SEC.

[3]	For periods prior to January 1, 2005, operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax.

[4]	The nine months ended September 30, 2004 includes a net reserve release of $97 related to September 11, an increase of $130 for assumed casualty reinsurance reserves and a provision of $181 associated with the evaluation of the reinsurance recoverable asset. The three and nine months ended September 30, 2004 includes $75 of environmental reserve strengthening. The three months ended December 31, 2004 includes an increase of $40 for assumed casualty reinsurance reserves. The three months ended June 30, 2005 and nine months ended September 30, 2005 include assumed reinsurance reserve strengthening of $73. The three and nine months ended September 30, 2005 includes environmental reserve strengthening of $37.

[5]	See page C-8 for reconciliation of net income to operating income and to operating income, before tax related items.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2004	2004	2005	2005	2005	Change	Change	2004	2005	Change
Life
Retail Products Group
Individual Annuity	$127	$132	$134	$141	$158	24%	12%	$351	$433	23%
Other Retail [1]	13	17	18	(6)	23	77%	NM	42	35	(17%)

Total Retail Products Group	140	149	152	135	181	29%	34%	393	468	19%
Institutional Solutions Group	33	35	40	32	38	15%	19%	90	110	22%
Individual Life	44	39	39	39	45	2%	15%	115	123	7%
Group Benefits	70	64	59	64	68	(3%)	6%	165	191	16%
Other [2]	19	20	(52)	17	36	89%	112%	52	1	(98%)

Life operating income, before tax related items [3]	306	307	238	287	368	20%	28%	815	893	10%
Tax related items	190	—	—	—	—	(100%)	—	190	—	(100%)

Total Life operating income [3]	496	307	238	287	368	(26%)	28%	1,005	893	(11%)

Property & Casualty
Ongoing Operations Underwriting Results Before Catastrophes and Prior Year Development [4]:
Business Insurance	108	115	135	140	147	36%	5%	331	422	27%
Personal Lines	99	87	134	115	146	47%	27%	325	395	22%
Specialty Commercial	48	104	55	42	25	(48%)	(40%)	117	122	4%

Total Ongoing Operations underwriting results before catastrophes and prior year development	255	306	324	297	318	25%	7%	773	939	21%
Catastrophe impacts, excluding prior year development [5]	(422)	(28)	(33)	(37)	(222)	47%	NM	(511)	(292)	43%
Prior year reserve development:
Catastrophe loss and loss adjustment expenses	17	—	(13)	(8)	7	(59%)	NM	314	(14)	NM
Other loss and loss adjustment expenses	(70)	(35)	7	82	(50)	29%	NM	(284)	39	NM
Prior year earned premium adjustment on retrospectively rated policies	—	—	—	—	—	—	—	(90)	—	100%

Total Ongoing Operations underwriting results	(220)	243	285	334	53	NM	(84%)	202	672	NM
Other Operations underwriting results [6]	(110)	(59)	(28)	(110)	(53)	52%	52%	(389)	(191)	51%

Total Property & Casualty underwriting results	(330)	184	257	224	—	100%	(100%)	(187)	481	NM
Net investment income	309	333	337	328	349	13%	6%	915	1,014	11%
Periodic net coupon settlements on non-qualifying derivatives, before-tax [3]	1	1	—	—	—	(100%)	—	8	—	(100%)
Net servicing and other income	10	2	13	15	12	20%	(20%)	40	40	—
Other expenses	(53)	(54)	(60)	(39)	(53)	—	(36%)	(181)	(152)	16%
Income tax (expense) benefit	50	(135)	(161)	(159)	(76)	NM	52%	(123)	(396)	NM

Property & Casualty operating income (loss), before tax related items [3]	(13)	331	386	369	232	NM	(37%)	472	987	109%
Tax related items	26	—	—	—	—	(100%)	—	26	—	(100%)

Total Property & Casualty operating income [3]	13	331	386	369	232	NM	(37%)	498	987	98%

Interest and Other Corporate	(41)	(42)	(41)	(43)	(40)	2%	7%	(131)	(124)	5%

Operating income, before tax related items [3]	252	596	583	613	560	122%	(9%)	1,156	1,756	52%

Tax related items	216	—	—	—	—	(100%)	—	216	—	(100%)

Operating income [3]	468	596	583	613	560	20%	(9%)	1,372	1,756	28%
Add: Net realized capital gains (losses), after-tax [3]	26	24	83	(11)	(21)	NM	(91%)	146	51	(65%)
Add: Cumulative effect of accounting change, after-tax	—	—	—	—	—	—	—	(23)	—	100%

Net income	$494	$620	$666	$602	$539	9%	(10%)	$1,495	$1,807	21%

[1]	Included in the three months ended June 30, 2005 and nine months ended September 30, 2005 is an expense of $24, after-tax, which is an estimate of the termination value of a provision of an agreement with a distribution partner of the Company’s retail mutual funds.

[2]	Included in the three months ended March 31, 2005 and nine months ended September 30, 2005 is a charge of $66 to reserve for investigations related to market timing by the SEC and New York Attorney General’s Office and directed brokerage by the SEC.

[3]	For periods prior to January 1, 2005, operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax.

[4]	Adjusted to exclude catastrophe losses, prior year loss development and, for the nine months ended September 30, 2004, a decrease in estimated earned premiums on retrospectively-rated policies. Underwriting results before catastrophes and prior year development is a non-GAAP financial measure because it excludes the effects of catastrophes, prior year development and the reduction in earned premiums relating to retrospectively-rated policies. The Company has included this item as an additional measure of the performance of the Company’s Property & Casualty current operations, because it excludes the effect of items relating to prior periods. A reconciliation of the adjusted underwriting results to the Company’s GAAP underwriting results is set forth above.

[5]	Catastrophe impacts include reinstatement premium of $17. Catastrophe impacts for the three months ended September 30, 2004 include $133 from Hurricane Charley, $113 from Hurricane Frances, $65 from Hurricane Ivan, and $100 from Hurricane Jeanne. Catastrophe impacts for the three months ended September 30, 2005 include reinstatement premium of $60 and losses of $90 from Hurricane Katrina and losses of $50 from Hurricane Rita.

[6]	The nine months ended September 30, 2004 includes a net reserve release of $97 related to September 11, an increase of $130 for assumed casualty reinsurance reserves and a provision of $181 associated with the evaluation of the reinsurance recoverable asset. The three and nine months ended September 30, 2004 includes $75 of environmental reserve strengthening. The three months ended December 31, 2004 includes an increase of $40 for assumed casualty reinsurance reserves. The three months ended June 30, 2005 and nine months ended September 30, 2005 include assumed reinsurance reserve strengthening of $73. The three and nine months ended September 30, 2005 includes environmental reserve strengthening of $37.

C-2a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
THREE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2005	2004	Change	2005	2004	Change	2005	2004	Change	2005	2004	Change
Earned premiums	$1,045	$1,058	(1%)	$2,517	$2,474	2%	$—	$—	—	$3,562	$3,532	1%
Fee income	1,026	864	19%	—	—	—	3	3	—	1,029	867	19%
Net investment income
Securities available-for-sale and other	771	726	6%	349	309	13%	4	5	(20%)	1,124	1,040	8%
Equity securities held for trading	1,500	(174)	NM	—	—	—	—	—	—	1,500	(174)	NM

Total net investment income [1]	2,271	552	NM	349	309	13%	4	5	(20%)	2,624	866	NM
Other revenues	—	—	—	115	107	7%	1	—	NM	116	107	8%
Net realized capital gains (losses)	(35)	28	NM	2	18	(89%)	—	(2)	100%	(33)	44	NM

Total revenues	4,307	2,502	72%	2,983	2,908	3%	8	6	33%	7,298	5,416	35%

Benefits, claims and claim adjustment expenses [1]	2,926	1,325	121%	1,843	2,140	(14%)	—	2	(100%)	4,769	3,467	38%
Amortization of deferred policy acquisition costs and present value of future profits	312	236	32%	500	471	6%	—	—	—	812	707	15%
Insurance operating costs and expenses	612	526	16%	174	193	(10%)	—	—	—	786	719	9%
Interest expense	—	—	—	—	—	—	62	61	2%	62	61	2%
Other expenses	9	(1)	NM	156	150	4%	8	6	33%	173	155	12%

Total benefits and expenses	3,859	2,086	85%	2,673	2,954	(10%)	70	69	1%	6,602	5,109	29%

Income (loss) before income taxes	448	416	8%	310	(46)	NM	(62)	(63)	2%	696	307	127%

Income tax expense (benefit) [2]	102	(96)	NM	77	(70)	NM	(22)	(21)	(5%)	157	(187)	NM

Net income (loss)	346	512	(32%)	233	24	NM	(40)	(42)	5%	539	494	9%

Less: Net realized capital gains (losses), after-tax	(22)	16	NM	1	11	(91%)	—	(1)	100%	(21)	26	NM

Operating income (loss) [3]	$368	$496	(26%)	$232	$13	NM	$(40)	$(41)	2%	$560	$468	20%

[1]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, claims and claim adjustment expenses.

[2]	Life includes $190 and Property and Casualty includes $26 in 2004 of tax benefit related to tax years prior to 2004.

[3]	For periods prior to January 1, 2005, operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2005	2004	Change	2005	2004	Change	2005	2004	Change	2005	2004	Change
Earned premiums	$3,091	$3,023	2%	$7,602	$7,013	8%	$—	$—	—	$10,693	$10,036	7%
Fee income	2,936	2,527	16%	—	—	—	8	6	33%	2,944	2,533	16%
Net investment income
Securities available-for-sale and other	2,233	2,141	4%	1,014	915	11%	16	15	7%	3,263	3,071	6%
Equity securities held for trading	2,024	383	NM	—	—	—	—	—	—	2,024	383	NM

Total net investment income [1]	4,257	2,524	69%	1,014	915	11%	16	15	7%	5,287	3,454	53%
Other revenues	—	—	—	342	328	4%	2	1	100%	344	329	5%
Net realized capital gains (losses)	30	130	(77%)	50	116	(57%)	(2)	(6)	67%	78	240	(68%)

Total revenues	10,314	8,204	26%	9,008	8,372	8%	24	16	50%	19,346	16,592	17%

Benefits, claims and claim adjustment expenses [1]	6,421	4,733	36%	5,145	5,314	(3%)	4	5	(20%)	11,570	10,052	15%
Amortization of deferred policy acquisition costs and present value of future profits	860	702	23%	1,490	1,372	9%	—	—	—	2,350	2,074	13%
Insurance operating costs and expenses	1,815	1,563	16%	486	514	(5%)	—	—	—	2,301	2,077	11%
Interest expense	—	—	—	—	—	—	189	189	—	189	189	—
Other expenses	22	3	NM	454	469	(3%)	23	26	(12%)	499	498	—

Total benefits and expenses	9,118	7,001	30%	7,575	7,669	(1%)	216	220	(2%)	16,909	14,890	14%

Income (loss) before income taxes and cumulative effect of accounting change	1,196	1,203	(1%)	1,433	703	104%	(192)	(204)	6%	2,437	1,702	43%

Income tax expense (benefit) [2]	283	118	140%	414	135	NM	(67)	(69)	3%	630	184	NM

Income (loss) before cumulative effect of accounting change	913	1,085	(16%)	1,019	568	79%	(125)	(135)	7%	1,807	1,518	19%

Cumulative effect of accounting change, after-tax [3]	—	(23)	100%	—	—	—	—	—	—	—	(23)	—

Net income (loss)	913	1,062	(14%)	1,019	568	79%	(125)	(135)	7%	1,807	1,495	21%

Less: Net realized capital gains (losses), after-tax	20	80	(75%)	32	70	(54%)	(1)	(4)	75%	51	146	(65%)
Less: Cumulative effect of accounting change, after-tax	—	(23)	100%	—	—	—	—	—	—	—	(23)	100%

Operating income (loss) [4]	$893	$1,005	(11%)	$987	$498	98%	$(124)	$(131)	5%	$1,756	$1,372	28%

[1]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, claims and claim adjustment expenses.

[2]	Life includes $190 and Property and Casualty includes $26 in 2004 of tax benefit related to tax years prior to 2004.

[3]	Represents the cumulative effect of the Company’s adoption of SOP 03-1.

[4]	For periods prior to January 1, 2005, operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS
AS OF SEPTEMBER 30, 2005 AND DECEMBER 31, 2004

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	Sept. 30,	Dec. 31,		Sept. 30,	Dec. 31,		Sept. 30,	Dec. 31,		Sept. 30,	Dec. 31,
	2005	2004	Change	2005	2004	Change	2005	2004	Change	2005	2004	Change
Investments
Fixed maturities, available-for-sale, at fair value	$51,115	$50,531	1%	$24,994	$24,410	2%	$352	$159	121%	$76,461	$75,100	2%
Equity securities, trading, at fair value	21,247	13,634	56%	—	—	—	—	—	—	21,247	13,634	56%
Equity securities, available-for-sale, at fair value	797	525	52%	604	307	97%	—	—	—	1,401	832	68%
Policy loans, at outstanding balance	2,009	2,662	(25%)	—	—	—	—	—	—	2,009	2,662	(25%)
Other investments	1,728	1,364	27%	769	809	(5%)	2	7	(71%)	2,499	2,180	15%

Total investments	76,896	68,716	12%	26,367	25,526	3%	354	166	113%	103,617	94,408	10%
Cash	1,223	933	31%	258	215	20%	—	—	—	1,481	1,148	29%
Premiums receivable and agents’ balances	417	391	7%	2,801	2,844	(2%)	—	—	—	3,218	3,235	(1%)
Reinsurance recoverables	722	993	(27%)	5,306	5,185	2%	—	—	—	6,028	6,178	(2%)
Deferred policy acquisition costs and present value of future profits	8,250	7,437	11%	1,113	1,071	4%	1	1	—	9,364	8,509	10%
Deferred income taxes	(706)	(747)	5%	858	879	(2%)	307	287	7%	459	419	10%
Goodwill	796	796	—	152	152	—	772	772	—	1,720	1,720	—
Property and equipment, net	200	182	10%	475	461	3%	—	—	—	675	643	5%
Other assets	1,784	1,711	4%	1,713	1,685	2%	65	56	16%	3,562	3,452	3%
Separate account assets	150,341	140,023	7%	—	—	—	—	—	—	150,341	140,023	7%

Total assets	$239,923	$220,435	9%	$39,043	$38,018	3%	$1,499	$1,282	17%	$280,465	$259,735	8%

Future policy benefits, unpaid claims and claim adjustment expenses	$12,591	$12,250	3%	$21,791	$21,329	2%	$—	$(4)	100%	$34,382	$33,575	2%
Other policyholder funds and benefits payable	61,535	52,833	16%	—	—	—	—	—	—	61,535	52,833	16%
Unearned premiums	67	50	34%	5,049	4,763	6%	(5)	(6)	17%	5,111	4,807	6%
Debt [1]	—	—	—	—	—	—	4,673	4,929	(5%)	4,673	4,929	(5%)
Other liabilities	5,036	5,057	—	3,707	3,730	(1%)	370	543	(32%)	9,113	9,330	(2%)
Separate account liabilities	150,341	140,023	7%	—	—	—	—	—	—	150,341	140,023	7%

Total liabilities	229,570	210,213	9%	30,547	29,822	2%	5,038	5,462	(8%)	265,155	245,497	8%

Equity excluding AOCI, net of tax	9,643	9,027	7%	8,183	7,542	8%	(3,109)	(3,756)	17%	14,717	12,813	15%
AOCI, net of tax	710	1,195	(41%)	313	654	(52%)	(430)	(424)	(1%)	593	1,425	(58%)

Total stockholders’ equity	10,353	10,222	1%	8,496	8,196	4%	(3,539)	(4,180)	15%	15,310	14,238	8%

Total liabilities and stockholders’ equity	$239,923	$220,435	9%	$39,043	$38,018	3%	$1,499	$1,282	17%	$280,465	$259,735	8%

[1] Includes junior subordinated debentures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

						Year Over
						Year	Sequential
	Sept. 30,	Dec. 31,	Mar. 31,	June 30,	Sept. 30,	3 Month	3 Month
	2004	2004	2005	2005	2005	Change	Change
DEBT
Short-term debt (includes current maturities of long-term debt)	$621	$621	$622	$620	$620	—	—
Senior notes	2,586	2,584	2,581	2,336	2,336	(10%)	—

Subtotal	3,207	3,205	3,203	2,956	2,956	(8%)	—

Equity unit notes	1,020	1,020	1,020	1,020	1,020	—	—
Junior subordinated debentures	706	704	699	705	697	(1%)	(1%)

Total debt	$4,933	$4,929	$4,922	$4,681	$4,673	(5%)	—

STOCKHOLDERS’ EQUITY
Equity excluding AOCI, net of tax	$12,240	$12,813	$13,521	$14,171	$14,717	20%	4%
AOCI, net of tax	1,410	1,425	690	1,419	593	(58%)	(58%)

Total stockholders’ equity	$13,650	$14,238	$14,211	$15,590	$15,310	12%	(2%)

CAPITALIZATION
Total capitalization including AOCI, net of tax	$18,583	$19,167	$19,133	$20,271	$19,983	8%	(1%)

Total capitalization excluding AOCI, net of tax	$17,173	$17,742	$18,443	$18,852	$19,390	13%	3%

DEBT TO CAPITALIZATION RATIOS

Ratios Including AOCI

Total debt to capitalization	26.5%	25.7%	25.7%	23.1%	23.4%	(3.1)	0.3

Debt (excluding 75% of equity unit notes) to capitalization [1]	22.4%	21.7%	21.7%	19.3%	19.6%	(2.8)	0.3

Debt (excluding equity unit notes and junior subordinated debentures) to capitalization	17.3%	16.7%	16.7%	14.6%	14.8%	(2.5)	0.2

Ratios Excluding AOCI

Total debt to capitalization	28.7%	27.8%	26.7%	24.8%	24.1%	(4.6)	(0.7)

Debt (excluding 75% of equity unit notes) to capitalization [1]	24.3%	23.5%	22.5%	20.8%	20.2%	(4.1)	(0.6)

Debt (excluding equity unit notes and junior subordinated debentures) to capitalization	18.7%	18.1%	17.4%	15.7%	15.2%	(3.5)	(0.5)

[1]	Reflects the treatment of equity units by certain rating agencies in the leverage calculation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME

		PROPERTY &
	LIFE	CASUALTY	CORPORATE	CONSOLIDATED
As of September 30, 2005
Fixed maturities unrealized gain	$832	$406	$—	$1,238
Equities unrealized gain	12	50	—	62
Net deferred loss on cash-flow hedging instruments	(104)	(14)	—	(118)

Total unrealized gain	740	442	—	1,182
Foreign currency translation adjustments	(30)	(79)	—	(109)
Minimum pension liability adjustment	—	(50)	(430)	(480)

Total accumulated other comprehensive income (loss)	$710	$313	$(430)	$593

As of December 31, 2004
Fixed maturities unrealized gain	$1,336	$759	$6	$2,101
Equities unrealized gain	13	48	—	61
Net deferred loss on cash-flow hedging instruments	(170)	(45)	—	(215)

Total unrealized gain	1,179	762	6	1,947
Foreign currency translation adjustments	16	(58)	—	(42)
Minimum pension liability adjustment	—	(50)	(430)	(480)

Total accumulated other comprehensive income (loss)	$1,195	$654	$(424)	$1,425

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE

	THREE MONTHS ENDED					NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	June 30,	Sept. 30,	SEPTEMBER 30,
	2004	2004	2005	2005	2005	2004	2005
Numerator:
Net income	$494	$620	$666	$602	$539	$1,495	$1,807
Less: Net realized capital gains (losses), after-tax	26	24	83	(11)	(21)	146	51
Less: Cumulative effect of accounting change, after-tax	—	—	—	—	—	(23)	—

Operating income	468	596	583	613	560	1,372	1,756
Less: Impact of tax related items	216	—	—	—	—	216	—

Operating income, before tax related items	$252	$596	$583	$613	$560	$1,156	$1,756

Denominator:
Weighted average common shares outstanding (basic)	293.2	293.8	294.8	297.1	299.2	291.8	297.1
Dilutive effect of equity units	1.7	1.7	3.2	3.7	4.6	1.9	3.8
Dilutive effect of stock compensation	2.6	2.6	3.3	3.1	3.2	2.9	3.2

Weighted average common shares outstanding and dilutive potential common shares (diluted)	297.5	298.1	301.3	303.9	307.0	296.6	304.1

Basic earnings per share
Net income	$1.68	$2.11	$2.26	$2.03	$1.80	$5.12	$6.08
Less: Net realized capital gains (losses), after-tax	0.08	0.08	0.28	(0.03)	(0.07)	0.50	0.17
Less: Cumulative effect of accounting change, after-tax	—	—	—	—	—	(0.08)	—

Operating income	1.60	2.03	1.98	2.06	1.87	4.70	5.91
Less: Impact of tax related items	0.74	—	—	—	—	0.74	—

Operating income, before tax related items	$0.86	$2.03	$1.98	$2.06	$1.87	$3.96	$5.91

Diluted earnings per share
Net income	$1.66	$2.08	$2.21	$1.98	$1.76	$5.04	$5.94
Less: Net realized capital gains (losses), after-tax	0.09	0.08	0.28	(0.04)	(0.06)	0.49	0.17
Less: Cumulative effect of accounting change, after-tax	—	—	—	—	—	(0.08)	—

Operating income	1.57	2.00	1.93	2.02	1.82	4.63	5.77
Less: Impact of tax related items	0.72	—	—	—	—	0.73	—

Operating income, before tax related items	$0.85	$2.00	$1.93	$2.02	$1.82	$3.90	$5.77

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF RETURN-ON-EQUITY MEASURES

	THREE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	June 30,	Sept. 30,
	2004	2004	2005	2005	2005
Numerator [1]:
Net income — last 12 months	$1,949	$2,115	$2,213	$2,382	$2,427
Operating income — last 12 months	$1,805	$1,968	$2,050	$2,260	$2,352
Operating income, before tax related items — last 12 months	$1,589	$1,752	$1,834	$2,044	$2,352

Denominator [2]:
Average equity, including AOCI	12,497.0	12,938.5	13,874.0	13,932.5	14,480.0
Less: Average AOCI	1,383.5	1,335.5	1,429.0	949.5	1,001.5

Average equity, excluding AOCI	11,113.5	11,603.0	12,445.0	12,983.0	13,478.5

ROE (net income — last 12 months to equity including AOCI)	15.6%	16.3%	16.0%	17.1%	16.8%
ROE (operating income — last 12 months to equity excluding AOCI)	16.2%	17.0%	16.5%	17.4%	17.5%
ROE (operating income, before tax related items — last 12 months to equity excluding AOCI) [1]	14.3%	15.1%	14.7%	15.7%	17.5%

[1]	For a reconciliation of net income to operating income and of net income to operating income, before tax related items, see page C-8.

[2]	Average equity is calculated by taking the sum of equity at the beginning of the twelve month period and equity at the end of the twelve month period and dividing by 2.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEIGHTED AVERAGE SHARE ANALYSIS

	Three Months Ended			Twelve Months Ended				Twelve Months Ended
	September 30, 2005			2006				2007
	Stock		Diluted weighted	Stock		Diluted weighted	Stock		Diluted weighted
Average share	compensation	Equity units	average common	compensation	Equity units	average common	compensation	Equity units	average common
price	dilution	dilution	shares [1]	dilution	dilution	shares [1,2]	dilution	dilution	shares [1,2]
$60.00	1.6	0.9	301.7	1.6	0.6	306.7	1.6	—	318.7
$65.00	2.0	2.2	303.4	2.0	1.4	307.9	2.0	—	319.1
$70.00	2.6	3.3	305.1	2.6	2.2	309.3	2.6	—	319.7
$75.00	3.1	4.3	306.6	3.1	2.9	310.5	3.1	—	320.2
$76.80 [3]	3.2	4.6	307.0	3.2	3.2	310.9	3.2	—	320.3
$80.00	3.5	5.1	307.8	3.5	3.6	311.6	3.5	—	320.6
$85.00	3.9	5.9	309.0	3.9	4.0	312.4	3.9	—	321.0
$90.00	4.3	6.5	310.0	4.3	4.5	313.3	4.3	—	321.4

[1]	Based on weighted average common shares outstanding (basic) at September 30, 2005 of 299.2 million.

[2]	Reflects mandatory exercise of the purchase contracts which, combined with the equity unit notes, constitute the equity units. The purchase contracts obligate the holders to purchase 17.9 million common shares of The Hartford (12.13 million and 5.73 million in August and November 2006, respectively). All other items held constant.

[3]	Represents the three months ended September 30, 2005 average share price.

LIFE

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2004	2004	2005	2005	2005	Change	Change	2004	2005	Change
REVENUES
Retail Products Group
Individual Annuity	$705	$666	$677	$683	$684	(3%)	—	$1,959	$2,044	4%
Other Retail	137	147	160	165	174	27%	5%	410	499	22%

Total Retail Products Group	842	813	837	848	858	2%	1%	2,369	2,543	7%
Institutional Solutions Group	448	522	424	465	480	7%	3%	1,324	1,369	3%
Individual Life	263	279	262	260	277	5%	7%	769	799	4%
Group Benefits	1,009	1,015	1,046	1,048	1,049	4%	—	3,013	3,143	4%
Other	114	111	190	103	143	25%	39%	346	436	26%

Total segment revenues	2,676	2,740	2,759	2,724	2,807	5%	3%	7,821	8,290	6%

Income (loss) on equity securities held for trading [1]	(174)	416	221	303	1,500	NM	NM	383	2,024	NM

Total revenues	$2,502	$3,156	$2,980	$3,027	$4,307	72%	42%	$8,204	$10,314	26%

OPERATING RESULTS BY SEGMENT
Retail Products Group
Individual Annuity	$127	$132	$134	$141	$158	24%	12%	$351	$433	23%
Other Retail [2]	13	17	18	(6)	23	77%	NM	42	35	(17%)

Total Retail Products Group	140	149	152	135	181	29%	34%	393	468	19%

Institutional Solutions Group	33	35	40	32	38	15%	19%	90	110	22%
Individual Life	44	39	39	39	45	2%	15%	115	123	7%
Group Benefits	70	64	59	64	68	(3%)	6%	165	191	16%
Other [3]	19	20	(52)	17	36	89%	112%	52	1	(98%)

Operating income, before tax related items [4]	306	307	238	287	368	20%	28%	815	893	10%

Tax related items	190	—	—	—	—	(100%)	—	190	—	(100%)

Operating income [4]	496	307	238	287	368	(26%)	28%	1,005	893	(11%)
Add: Net realized capital gains (losses), after-tax	16	13	53	(11)	(22)	NM	(100%)	80	20	(75%)

Income before cumulative effect of accounting change, net of tax	512	320	291	276	346	(32%)	25%	1,085	913	(16%)

Add: Cumulative effect of accounting change, net of tax	—	—	—	—	—	—	—	(23)	—	100%

Net income	$512	$320	$291	$276	$346	(32%)	25%	$1,062	$913	(14%)

Operating income ROE (last 12 months to equity excluding AOCI)	20.4%	20.2%	18.8%	18.6%	15.9%	(4.5)	(2.7)
Operating income ROE (last 12 months to equity excluding AOCI), before tax related items	17.1%	17.1%	15.8%	15.8%	15.9%	(1.2)	0.1
Assets under management	$232,800	$248,503	$250,038	$258,097	$270,689	16%	5%
DAC capitalization	$492	$505	$556	$497	$511		3%
DAC amortization	$236	$276	$280	$268	$312		16%
DAC and PVFP assets	$7,146	$7,437	$7,908	$7,842	$8,250		5%
Statutory surplus ($ in billions) [5]	$4.7	$5.1	$5.1	$5.1	$4.4

[1]	Management does not include dividend income and the mark-to-market effects on the international operations’ trading securities portfolio in its segment revenues.

[2]	Included in the nine months ended September 30, 2005 is an expense of $24, after-tax, which is an estimate of the termination value of a provision of an agreement with a distribution partner of the Company’s retail mutual funds.

[3]	Included in the nine months ended September 30, 2005 is a charge of $66 to reserve for investigations related to market timing by the SEC and New York Attorney General and directed brokerage by the SEC.

[4]	For periods prior to January 1, 2005, operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax.

[5]	Estimated statutory surplus at September 30, 2005. Statutory surplus declined at September 30, 2005 on a sequential quarter basis due to a change in ownership of the Company’s Japanese life insurance operations, effective September 1, 2005.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2004	2004	2005	2005	2005	Change	Change	2004	2005		Change
REVENUES
Earned premiums	$1,058	$1,049	$999	$1,047	$1,045	(1%)	—	$3,023	$3,091		2%
Fee income	864	937	950	960	1,026	19%	7%	2,527	2,936		16%
Net investment income
Securities available-for-sale and other	726	735	729	733	771	6%	5%	2,141	2,233		4%
Equity securities held for trading [1]	(174)	416	221	303	1,500	NM	NM	383	2,024		NM

Total net investment income	552	1,151	950	1,036	2,271	NM	119%	2,524	4,257		69%
Net realized capital gains (losses)	28	19	81	(16)	(35)	NM	(119%)	130	30		(77%)

Total revenues	2,502	3,156	2,980	3,027	4,307	72%	42%	8,204	10,314		26%

BENEFITS AND EXPENSES
Benefits, claims and claim adjustment expenses [1]	1,325	1,897	1,739	1,756	2,926	121%	67%	4,733	6,421		36%
Amortization of deferred policy acquisition costs and present value of future profits	236	276	280	268	312	32%	16%	702	860		23%
Insurance operating costs and other expenses	525	579	577	639	621	18%	(3%)	1,566	1,837		17%

Total benefits and expenses	2,086	2,752	2,596	2,663	3,859	85%	45%	7,001	9,118		30%

NET INCOME
Income before income taxes	416	404	384	364	448	8%	23%	1,203	1,196		(1%)
Income tax expense (benefit) [2]	(96)	84	93	88	102	NM	16%	118	283		140%

Income before cumulative effect of accounting change, net of tax	512	320	291	276	346	(32%)	25%	1,085	913		(16%)
Cumulative effect of accounting change, net of tax	—	—	—	—	—	—	—	(23)	—		100%

Net income	512	320	291	276	346	(32%)	25%	1,062	913		(14%)

Less: Net realized capital gains (losses), after-tax	16	13	53	(11)	(22)	NM	(100%)	80		20	(75%)
Less: Cumulative effect of accounting change, net of tax	—	—	—	—	—	—	—	(23)	—		100%

Operating income [2]	$496	$307	$238	$287	$368	(26%)	28%	$1,005	$893		(11%)

[1]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, claims and claim adjustment expenses.

[2]	The three and nine months ended September 30, 2004 includes a $190 tax benefit related to the favorable treatment of certain tax items for tax years prior to 2004.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
TOTAL ASSETS UNDER MANAGEMENT

						Year Over Year	Sequential
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month
TOTAL ASSETS UNDER MANAGEMENT	2004	2004	2005	2005	2005	Change	Change
Assets
General account	$75,947	$80,412	$83,573	$85,912	$89,582	18%	4%
Separate account	131,655	140,023	138,502	142,774	150,341	14%	5%

Total assets	207,602	220,435	222,075	228,686	239,923	16%	5%

Mutual fund assets	25,198	28,068	27,963	29,411	30,766	22%	5%

Total assets under management	$232,800	$248,503	$250,038	$258,097	$270,689	16%	5%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
CONSOLIDATED BALANCE SHEETS

						Year Over
						Year	Sequential
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month
	2004	2004	2005	2005	2005	Change	Change
Investments
Fixed maturities, available-for-sale, at fair value	$50,200	$50,531	$50,877	$51,723	$51,115	2%	(1%)
Equity securities, trading, at fair value	10,685	13,634	15,855	17,955	21,247	99%	18%
Equity securities, available-for-sale, at fair value	449	525	662	793	797	78%	1%
Policy loans, at outstanding balance	2,665	2,662	2,119	2,140	2,009	(25%)	(6%)
Other investments	1,287	1,364	1,459	1,775	1,728	34%	(3%)

Total investments	65,286	68,716	70,972	74,386	76,896	18%	3%

Cash	625	933	1,198	771	1,223	96%	59%
Premiums receivable and agents’ balances	412	391	386	418	417	1%	—
Reinsurance recoverables	713	993	767	752	722	1%	(4%)
Deferred policy acquisition costs and present value of future profits	7,146	7,437	7,908	7,842	8,250	15%	5%
Deferred income taxes	(763)	(747)	(654)	(979)	(706)	7%	28%
Goodwill	796	796	796	796	796	—	—
Property and equipment, net	161	182	194	191	200	24%	5%
Other assets	1,571	1,711	2,006	1,735	1,784	14%	3%
Separate account assets	131,655	140,023	138,502	142,774	150,341	14%	5%

Total assets	$207,602	$220,435	$222,075	$228,686	$239,923	16%	5%

Future policy benefits, unpaid claims and claim adjustment expenses	$11,805	$12,250	$12,375	$12,467	$12,591	7%	1%
Other policyholder funds and benefits payable	49,347	52,833	55,459	57,481	61,535	25%	7%
Unearned premiums	52	50	63	57	67	29%	18%
Other liabilities	4,878	5,057	5,602	5,268	5,036	3%	(4%)
Separate account liabilities	131,655	140,023	138,502	142,774	150,341	14%	5%

Total liabilities	197,737	210,213	212,001	218,047	229,570	16%	5%

Equity excluding AOCI, net of tax	8,744	9,027	9,305	9,366	9,643	10%	3%
AOCI, net of tax	1,121	1,195	769	1,273	710	(37%)	(44%)

Total stockholders’ equity	9,865	10,222	10,074	10,639	10,353	5%	(3%)

Total liabilities and stockholders’ equity	$207,602	$220,435	$222,075	$228,686	$239,923	16%	5%

Hartford Life and Accident Insurance Company NAIC RBC		263%
Hartford Life Insurance Company NAIC RBC		403%
Hartford Life and Annuity Insurance Company NAIC RBC		620%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS

		Other	Institutional
	Individual	Retail Products	Solutions	Individual	Group		Other
	Annuity	Group	Group	Life	Benefits	Japan	Life	Total
YEAR-TO-DATE

Balance, December 31, 2004	$4,307	$257	$159	$1,813	$70	$821	$10	$7,437
Adjustments to unrealized gains and losses on securities available — for — sale and other	303	21	47	121	—	—	—	492

Balance excluding adjustments to unrealized gains and losses on securities available — for — sale and other	4,610	278	206	1,934	70	821	10	7,929
Capitalization	572	96	59	226	38	574	(1)	1,564
Amortization — Deferred Policy Acquisition Costs	(496)	(51)	(30)	(126)	(22)	(105)	—	(830)
Amortization — Present Value of Future Profits	(12)	—	—	(18)	—	—	—	(30)
Amortization — Realized Capital Gains	(9)	—	—	—	—	—	(18)	(27)
Effect of Currency Translation Adjustment	—	—	—	—	—	(103)	—	(103)

Balance, September 30, 2005	4,665	323	235	2,016	86	1,187	(9)	8,503
Adjustments to unrealized gains and losses on securities available — for — sale and other	(134)	(6)	(16)	(92)	—	(5)	—	(253)

Balance, September 30, 2005 including adjustments to unrealized gains and losses on securities available-for-sale and other	$4,531	$317	$219	$1,924	$86	$1,182	$(9)	$8,250

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
SUPPLEMENTAL DATA — ANNUITY DEATH AND INCOME BENEFITS

	As of September 30, 2005
	ACCOUNT	NET AMT AT	% of NAR	RETAINED
BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY BENEFIT TYPE	VALUE	RISK	REINSURED	NAR
Maximum anniversary value (MAV) [1]
MAV only	$58,306	$5,469	90%	$560
with 5% rollup [2]	4,056	533	82%	98
with Earnings Protection Benefit Rider (EPB) [3]	5,297	277	81%	52
with 5% rollup & EPB	1,453	129	82%	23

Total MAV	69,112	6,408	89%	733
Asset Protection Benefit (APB) [4]	24,534	17	47%	9
Ratchet [5] (5 years)	33	2	100%	—
Reset [6] (5-7 years)	7,572	490	0%	490
Return of Premium [7]/Other	9,162	70	0%	70

SUBTOTAL U.S. GUARANTEED MINIMUM DEATH BENEFITS	$110,413	$6,987	81%	$1,302

JAPAN GUARANTEED MINIMUM DEATH AND INCOME BENEFITS [9]	21,892	15	—	15

TOTAL	$132,305	$7,002	81%	$1,317

	As of	As of	As of	As of	As of
	September 30,	December 31,	March 31,	June 30,	September 30,
OTHER DATA	2004	2004	2005	2005	2005
U.S. VARIABLE ANNUITY BUSINESS
S&P 500 Index Value at end of period	1,114.58	1,211.92	1,180.59	1,191.33	1,228.81
Total Account Value	$98,338	$106,250	$104,204	$106,015	$110,413
Retained net amount at risk	2,240	1,537	1,772	1,561	1,302
GMDB net GAAP liability [8]	111	109	112	115	118
JAPAN VARIABLE ANNUITY BUSINESS
Total Account Value	$11,118	$14,129	$16,495	$18,440	$21,892
Retained net amount at risk	161	99	76	63	15
GMDB/GMIB net GAAP liability [8]	21	28	33	39	46

[1]	MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

[2]	Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.

[3]	EPB: The death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract’s growth. The contract’s growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

[4]	APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	Ratchet: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any specified anniversary before age 85 (adjusted for withdrawals).

[6]	Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

[7]	Return of premium: the death benefit is the greater of current account value and net premiums paid.

[8]	This reserve was established for GAAP in 2004 with the adoption of SOP 03-1.

[9]	Benefits include a Return of Premium and MAV (before age 75) death benefit and a guarantee to return initial investment, adjusted for earnings liquidity, through a fixed annuity, after a minimum deferral period of 10, 15 or 20 years.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
REINSURANCE RECOVERABLE ANALYSIS
As of June 30, 2005
Statutory Reserve Credit and Amounts Recoverable

Gross statutory reinsurance reserve credit	$1,627
Liability for reinsurance in unauthorized companies	(5)

Net statutory reinsurance reserve credit	$1,622

Statutory amounts recoverable from reinsurers	$157

The top ten reinsurers represent $1,569 or 88% of the total statutory reserve credit and amounts recoverable.
•	5% of this amount is with reinsurers rated “A++” by A.M. Best at October 12, 2005.

•	51% of this amount is with reinsurers rated “A+” by A.M. Best at October 12, 2005.

•	4% of this amount is with reinsurers rated “A” by A.M. Best at October 12, 2005.

•	35% of this amount is with reinsurers rated “A-” by A.M. Best at October 12, 2005.

•	5% of this amount is with reinsurers rated “B++” by A.M. Best at October 12, 2005.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	June 30, 2005	December 31, 2004
Statutory Capital and Surplus	$5,130	$5,118
GAAP Adjustments
Investment in subsidiaries	(1,142)	(883)
Deferred policy acquisition costs	7,842	7,437
Deferred taxes	(1,230)	(964)
Benefit reserves	(3,183)	(3,354)
Unrealized gains on investments, net of impairments	2,245	2,158
Asset valuation reserve and interest maintenance reserve	700	688
Goodwill	425	387
Other, net	(148)	(365)

GAAP Stockholders’ Equity	$10,639	$10,222

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — INDIVIDUAL ANNUITY
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2004	2004	2005	2005	2005	Change	Change	2004	2005	Change
Revenues
Premiums and other considerations
Variable annuity fees	$376	$404	$410	$416	$440	17%	6%	$1,104	$1,266	15%
Mutual fund and other fees	26	28	30	32	28	8%	(13%)	78	90	15%

Total fee income	402	432	440	448	468	16%	4%	1,182	1,356	15%

Direct premiums	87	22	19	28	18	(79%)	(36%)	124	65	(48%)
Reinsurance premiums	(38)	(36)	(34)	(33)	(33)	13%	—	(106)	(100)	6%

Total premiums and other considerations	451	418	425	443	453	—	2%	1,200	1,321	10%

Net investment income
Net investment income on G/A assets	276	272	271	260	253	(8%)	(3%)	822	784	(5%)
Net investment income on assigned capital	18	19	17	17	17	(6%)	—	52	51	(2%)
Charge for invested capital	(39)	(43)	(42)	(39)	(40)	(3%)	(3%)	(115)	(121)	(5%)

Total net investment income	255	248	246	238	230	(10%)	(3%)	759	714	(6%)
Net realized capital gains (losses)	(1)	—	6	2	1	NM	(50%)	—	9	—

Total revenues	705	666	677	683	684	(3%)	—	1,959	2,044	4%

Benefits and Expenses
Benefits and claims
Death benefits	14	8	8	13	6	(57%)	(54%)	26	27	4%
Other contract benefits	19	19	19	20	24	26%	20%	53	63	19%
Change in reserve	73	9	10	13	1	(99%)	(92%)	88	24	(73%)
Sales inducements	7	11	9	10	10	43%	—	19	29	53%
Interest credited on G/A assets	211	208	189	180	177	(16%)	(2%)	633	546	(14%)

Total benefits and claims	324	255	235	236	218	(33%)	(8%)	819	689	(16%)

Other insurance expenses
Commissions & wholesaling expenses	264	248	246	248	232	(12%)	(6%)	879	726	(17%)
Operating expenses	50	48	49	53	47	(6%)	(11%)	143	149	4%
Premium taxes and other expenses	4	7	5	5	4	—	(20%)	13	14	8%

Subtotal — expenses before deferral	318	303	300	306	283	(11%)	(8%)	1,035	889	(14%)
Deferred policy acquisition costs	(218)	(197)	(198)	(198)	(176)	19%	11%	(753)	(572)	24%

Total other insurance expense	100	106	102	108	107	7%	(1%)	282	317	12%
Amortization of deferred policy acquisition costs	142	157	170	164	174	23%	6%	434	508	17%

Total benefits and expenses	566	518	507	508	499	(12%)	(2%)	1,535	1,514	(1%)

Income before income tax expense	139	148	170	175	185	33%	6%	424	530	25%
Income tax expense [2]	12	14	32	33	26	117%	(21%)	72	91	26%

Income before cumulative effect of accounting change	127	134	138	142	159	25%	12%	352	439	25%
Cumulative effect of accounting change, net of tax	—	—	—	—	—	—	—	(19)	—	100%

Net income	127	134	138	142	159	25%	12%	333	439	32%
Less: cumulative effect of accounting change, net of tax	—	—	—	—	—	—	—	(19)	—	100%
Less: net realized gains, net of tax [1]	—	2	4	1	1	—	—	1	6	NM

Operating income	127	132	134	141	158	24%	12%	351	433	23%
Less: Tax related items	—	—	—	—	—	—	—	—	—	—

Operating income, before tax related items	$127	$132	$134	$141	$158	24%	12%	$351	$433	23%

[1]	Net gains (losses) on derivatives used as economic hedges of certain policyholder liabilities.

[2]	The quarters ended December 31, 2004 and September 30, 2004 includes $12 and $18, respectively of additional tax benefits related to the change in estimate of 2004 DRD benefits.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — OTHER
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2004	2004	2005	2005	2005	Change	Change	2004	2005	Change
Revenues
Premiums and other considerations
Variable annuity fees	$18	$20	$22	$25	$29	61%	16%	$50	$76	52%
Mutual fund and other fees	101	106	118	119	125	24%	5%	308	362	18%

Total fee income	119	126	140	144	154	29%	7%	358	438	22%

Direct premiums	1	2	1	3	—	(100%)	(100%)	1	4	NM
Reinsurance premiums	—	—	—	—	—	—	—	—	—	—

Total premiums and other considerations	120	128	141	147	154	28%	5%	359	442	23%

Net investment income
Net investment income on G/A assets	17	18	18	18	19	12%	6%	50	55	10%
Net investment income on assigned capital	—	1	1	—	1	—	—	1	2	100%
Charge for invested capital	—	—	—	—	—	—	—	—	—	—

Total net investment income	17	19	19	18	20	18%	11%	51	57	12%
Net realized capital gains	—	—	—	—	—	—	—	—	—	—

Total revenues	137	147	160	165	174	27%	5%	410	499	22%

Benefits and Expenses
Benefits and claims
Death benefits	—	—	—	1	(1)	—	NM	—	—	—
Other contract benefits	1	2	2	1	2	100%	100%	5	5	—
Change in reserve	—	1	—	2	—	—	(100%)	(2)	2	NM
Sales inducements	1	(1)	—	—	—	(100%)	—	1	—	(100%)
Interest credited on G/A assets	10	10	10	10	10	—	—	29	30	3%

Total benefits and claims	12	12	12	14	11	(8%)	(21%)	33	37	12%

Other insurance expenses
Commissions & wholesaling expenses	71	77	89	86	91	28%	6%	225	266	18%
Operating expenses	44	49	44	47	46	5%	(2%)	118	137	16%
Premium taxes and other expenses [1]	3	3	4	41	8	167%	(80%)	8	53	NM

Subtotal — expenses before deferral	118	129	137	174	145	23%	(17%)	351	456	30%
Deferred policy acquisition costs	(29)	(36)	(33)	(30)	(33)	(14%)	(10%)	(89)	(96)	(8%)

Total other insurance expense	89	93	104	144	112	26%	(22%)	262	360	37%
Amortization of deferred policy acquisition costs	17	18	17	17	17	—	—	52	51	(2%)

Total benefits and expenses	118	123	133	175	140	19%	(20%)	347	448	29%

Income before income tax expense	19	24	27	(10)	34	79%	NM	63	51	(19%)
Income tax expense	6	7	9	(4)	11	83%	NM	21	16	(24%)

Net income	13	17	18	(6)	23	77%	NM	42	35	(17%)
Less: Non operating net realized gains (losses), net of tax	—	—	—	—	—	—	—	—	—	—

Operating income	13	17	18	(6)	23	77%	NM	42	35	(17%)
Less: Tax related items	—	—	—	—	—	—	—	—	—	—

Operating income, before tax related items	$13	$17	$18	$(6)	$23	77%	NM	$42	$35	(17%)

[1]	During the second quarter of 2005 the Company recorded an expense of $37, pre-tax, which is an estimate of the termination value of a provision of an agreement with a distribution partner of the Company’s retail mutual funds.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — SALES/DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2004	2004	2005	2005	2005	Change	Change	2004	2005	Change
Individual Annuity
Broker-dealer	$2,216	$1,969	$1,892	$1,818	$1,676	(24%)	(8%)	$7,880	$5,386	(32%)
Banks	1,325	1,300	1,281	1,140	1,127	(15%)	(1%)	4,546	3,548	(22%)

Total sales/deposits by distribution	3,541	3,269	3,173	2,958	2,803	(21%)	(5%)	12,426	8,934	(28%)

Variable	3,341	3,174	3,103	2,886	2,748	(18%)	(5%)	11,860	8,737	(26%)
Fixed MVA/other	200	95	70	72	55	(73%)	(24%)	566	197	(65%)

Total sales/deposits by product	3,541	3,269	3,173	2,958	2,803	(21%)	(5%)	12,426	8,934	(28%)

Retail Mutual Funds	1,258	1,255	1,446	1,321	1,307	4%	(1%)	4,609	4,074	(12%)

401K
Annuity — plan/participant rollovers	295	281	529	287	391	33%	36%	943	1,207	28%
Annuity — ongoing contributions	262	270	365	330	346	32%	5%	770	1,041	35%

Total 401K Annuity	557	551	894	617	737	32%	19%	1,713	2,248	31%
Mutual funds	38	61	62	46	54	42%	17%	156	162	4%

Total 401K	595	612	956	663	791	33%	19%	1,869	2,410	29%

529 College Savings Plan/Specialty Products/Other	79	105	118	97	129	63%	33%	265	344	30%

Total Retail Products Group	$5,473	$5,241	$5,693	$5,039	$5,030	(8%)	—	$19,169	$15,762	(18%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month
	2004	2004	2005	2005	2005	Change	Change
INDIVIDUAL ANNUITY
General account	$19,322	$18,984	$18,327	$17,852	$17,324	(10%)	(3%)
Non-guaranteed separate account	84,228	92,017	90,690	92,448	96,591	15%	4%

Total Individual Annuity	$103,550	$111,001	$109,017	$110,300	$113,915	10%	3%

401K
General account	$1,132	$1,113	$1,171	$1,194	$1,247	10%	4%
Non-guaranteed separate account	4,659	5,418	5,893	6,344	7,056	51%	11%

Total 401K	$5,791	$6,531	$7,064	$7,538	$8,303	43%	10%

TOTAL RETAIL PRODUCTS GROUP
General account	$20,454	$20,097	$19,498	$19,046	$18,571	(9%)	(2%)
Non-guaranteed separate account	88,887	97,435	96,583	98,792	103,647	17%	5%

Total Retail Products Group account value	$109,341	$117,532	$116,081	$117,838	$122,218	12%	4%

BY PRODUCT
Individual Annuity
Individual Variable Annuities
General account	$7,958	$7,715	$7,494	$7,415	$7,120	(11%)	(4%)
Non-guaranteed separate account	84,121	91,902	90,577	92,332	96,472	15%	4%

Total individual variable annuities	92,079	99,617	98,071	99,747	103,592	13%	4%

Fixed MVA & other individual annuities	11,471	11,384	10,946	10,553	10,323	(10%)	(2%)

Total Individual Annuity	103,550	111,001	109,017	110,300	113,915	10%	3%

401K — Annuity	5,791	6,531	7,064	7,538	8,303	43%	10%

Total Retail Products Group account value	109,341	117,532	116,081	117,838	122,218	12%	4%

Specialty Products/Other — Segregated Assets	135	182	216	243	286	112%	18%

Mutual Fund Assets
Retail mutual fund assets	22,694	25,240	24,949	25,958	27,522	21%	6%
401K mutual fund assets	662	755	767	808	872	32%	8%
Specialty Product/Other mutual fund assets	144	164	185	218	293	103%	34%
529 College Savings Plan assets	398	477	509	553	608	53%	10%

Total Mutual Fund Assets	23,898	26,636	26,410	27,537	29,295	23%	6%

Total Retail Products Group Assets Under Management	$133,374	$144,350	$142,707	$145,618	$151,799	14%	4%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — INDIVIDUAL ANNUITY — ACCOUNT VALUE ROLLFORWARD [1]

			THREE MONTHS ENDED
			Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
			2004	2004	2005	2005	2005
VARIABLE ANNUITIES		Beginning balance	$92,504	$92,079	$99,617	$98,071	$99,747

	Sales/Deposits		3,341	3,174	3,103	2,886	2,748
	Surrenders		(2,100)	(2,311)	(2,367)	(2,577)	(2,745)
	Death benefits/annuity payouts		(310)	(337)	(381)	(388)	(364)
	Transfers [2]		22	93	51	20	13

	Net Flows		953	619	406	(59)	(348)
	Change in market value/change in reserve/interest credited		(1,388)	6,911	(1,958)	1,729	4,186
	Other [3]		10	8	6	6	7

		Ending balance	$92,079	$99,617	$98,071	$99,747	$103,592

FIXED MVA AND OTHER		Beginning balance	$11,372	$11,471	$11,384	$10,946	$10,553

	Sales/Deposits		200	95	70	72	55
	Acquisitions		176	547	—	—	—
	Surrenders		(329)	(728)	(510)	(452)	(297)
	Death benefits/annuity payouts		(110)	(134)	(115)	(136)	(122)
	Transfers [2]		6	(57)	(20)	(12)	3

	Net Flows		(57)	(277)	(575)	(528)	(361)
	Change in market value/change in reserve/interest credited		156	164	137	135	131
	Other [4]		—	26	—	—	—

		Ending balance	$11,471	$11,384	$10,946	$10,553	$10,323

TOTAL INDIVIDUAL ANNUITY		Beginning balance	$103,876	$103,550	$111,001	$109,017	$110,300

	Sales/Deposits		3,541	3,269	3,173	2,958	2,803
	Acquisitions		176	547	—	—	—
	Surrenders		(2,429)	(3,039)	(2,877)	(3,029)	(3,042)
	Death benefits/annuity payouts		(420)	(471)	(496)	(524)	(486)
	Transfers [2]		28	36	31	8	16

	Net Flows		896	342	(169)	(587)	(709)
	Change in market value/change in reserve/interest credited		(1,232)	7,075	(1,821)	1,864	4,317
	Other [3,4]		10	34	6	6	7

		Ending balance	$103,550	$111,001	$109,017	$110,300	$113,915

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Includes internal product exchanges, policyholder balance transfers from the accumulation phase to the annuitization phase, and death benefits remaining on deposit.

[3]	Includes a bonus on certain products, front end loads on A share products and annual maintenance fees.

[4]	Includes special bonus on block of business acquired in 2004.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — OTHER RETAIL — ACCOUNT VALUE ROLLFORWARD [1]

			THREE MONTHS ENDED
			Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
			2004	2004	2005	2005	2005
401K	Account Value Rollforward
(EXCLUDING ALL MUTUAL FUNDS)		Beginning balance	$5,485	$5,791	$6,531	$7,064	$7,538
	Sales/Deposits		557	551	894	617	737
	Surrenders		(207)	(238)	(252)	(271)	(268)
	Death benefits/annuity payouts		(4)	(5)	(5)	(4)	(6)

	Net Flows		346	308	637	342	463
	Change in market value/change in reserve/interest credited		(40)	432	(104)	132	302

		Ending balance	$5,791	$6,531	$7,064	$7,538	$8,303

RETAIL MUTUAL FUNDS	Asset Rollforward
		Beginning balance	$22,734	$22,694	$25,240	$24,949	$25,958

	Sales/Deposits		1,258	1,255	1,446	1,321	1,307
	Redemptions		(819)	(868)	(1,065)	(999)	(1,234)

	Net Sales		439	387	381	322	73
	Change in market value		(459)	2,179	(652)	705	1,509
	Other [2]		(20)	(20)	(20)	(18)	(18)

		Ending balance	$22,694	$25,240	$24,949	$25,958	$27,522

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Includes front end loads on A share products

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2004	2004	2005	2005	2005	Change	Change	2004	2005	Change
Revenues
Premiums and other considerations
Variable annuity fees	$23	$24	$25	$24	$25	9%	4%	$71	$74	4%
Cost of insurance charges	48	50	40	36	25	(48%)	(31%)	145	101	(30%)
Mutual fund and other fees	6	6	2	7	7	17%	—	11	16	45%

Total fee income	77	80	67	67	57	(26%)	(15%)	227	191	(16%)

Direct premiums	100	167	84	116	127	27%	9%	304	327	8%

Total premiums and other considerations	177	247	151	183	184	4%	1%	531	518	(2%)

Net investment income
Net investment income on G/A assets	262	265	266	275	290	11%	5%	766	831	8%
Net investment income on assigned capital	7	7	7	7	7	—	—	20	21	5%
Charge for invested capital	—	1	—	—	(1)	—	—	2	(1)	NM

Total net investment income	269	273	273	282	296	10%	5%	788	851	8%
Net realized capital gains	2	2	—	—	—	(100%)	—	5	—	(100%)

Total revenues	448	522	424	465	480	7%	3%	1,324	1,369	3%

Benefits and Expenses
Benefits and claims
Death benefits	38	44	33	26	17	(55%)	(35%)	121	76	(37%)
Other contract benefits	87	83	86	84	86	(1%)	2%	250	256	2%
Change in reserve	92	157	50	109	110	20%	1%	271	269	(1%)
Interest credited on G/A assets	146	154	147	157	162	11%	3%	433	466	8%

Total benefits and claims	363	438	316	376	375	3%	—	1,075	1,067	(1%)

Other insurance expenses
Commissions & wholesaling expenses	10	10	15	15	15	50%	—	29	45	55%
Operating expenses	29	32	29	31	33	14%	6%	85	93	9%
Dividends to policyholders	2	5	17	3	13	NM	NM	22	33	50%
Premium taxes and other expenses	4	7	1	3	5	25%	67%	8	9	13%

Subtotal — expenses before deferral	45	54	62	52	66	47%	27%	144	180	25%

Deferred policy acquisition costs	(16)	(20)	(19)	(18)	(22)	(38%)	(22%)	(51)	(59)	(16%)

Total other insurance expense	29	34	43	34	44	52%	29%	93	121	30%
Amortization of deferred policy acquisition costs	9	9	9	10	11	22%	10%	28	30	7%

Total benefits and expenses	401	481	368	420	430	7%	2%	1,196	1,218	2%

Income before income tax expense	47	41	56	45	50	6%	11%	128	151	18%
Income tax expense	14	6	16	13	12	(14%)	(8%)	38	41	8%

Income before cumulative effect of accounting changes	33	35	40	32	38	15%	19%	90	110	22%

Cumulative effect of accounting changes, net of tax	—	—	—	—	—	—	—	(1)	—	100%

Net income	33	35	40	32	38	15%	19%	89	110	24%

Less: cumulative effect of accounting changes, net of tax	—	—	—	—	—	—	—	(1)	—	100%

Operating income	33	35	40	32	38	15%	19%	90	110	22%
Less: Tax related items						—	—		—	—

Operating income, before tax related items	$33	$35	$40	$32	$38	15%	19%	$90	$110	22%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — SALES/DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2004	2004	2005	2005	2005	Change	Change	2004	2005	Change
Institutional
Structured settlements	$156	$172	$138	$163	$187	20%	15%	$539	$488	(9%)
Institutional annuities	22	78	16	6	9	(59%)	50%	40	31	(23%)
GIC/Funding agreements	546	613	907	338	1,099	101%	NM	883	2,344	165%
Other	4	6	—	204	7	75%	(97%)	324	211	(35%)

Subtotal	728	869	1,061	711	1,302	79%	83%	1,786	3,074	72%
Mutual funds	82	62	190	307	134	63%	(56%)	216	631	192%

Total Institutional	810	931	1,251	1,018	1,436	77%	41%	2,002	3,705	85%

Governmental
Annuity — plan/participant rollovers	28	22	61	25	58	107%	132%	178	144	(19%)
Annuity — ongoing contributions	225	177	243	234	263	17%	12%	736	740	1%

Total Annuity	253	199	304	259	321	27%	24%	914	884	(3%)
Mutual funds	8	9	14	8	41	NM	NM	26	63	142%

Total Governmental	261	208	318	267	362	39%	36%	940	947	1%

Private Placement Life Insurance
Corporate owned	137	262	69	172	247	80%	44%	443	488	10%
High net worth	5	8	44	11	4	(20%)	(64%)	69	59	(14%)

Total Private Placement Life Insurance	142	270	113	183	251	77%	37%	512	547	7%

Total Institutional Solutions Group	$1,213	$1,409	$1,682	$1,468	$2,049	69%	40%	$3,454	$5,199	51%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month
	2004	2004	2005	2005	2005	Change	Change
INSTITUTIONAL
General account	$10,919	$11,337	$12,319	$12,590	$13,680	25%	9%
Guaranteed separate account	352	355	353	373	358	2%	(4%)
Non-guaranteed separate account	2,740	2,907	2,825	3,113	3,136	14%	1%

Total Institutional	$14,011	$14,599	$15,497	$16,076	$17,174	23%	7%

GOVERNMENTAL
General account	$3,994	$4,048	$4,121	$4,201	$4,284	7%	2%
Non-guaranteed separate account	5,443	5,914	5,761	5,853	5,878	8%	—

Total Governmental	$9,437	$9,962	$9,882	$10,054	$10,162	8%	1%

PRIVATE PLACEMENT LIFE INSURANCE
General account	$2,409	$2,412	$1,888	$1,886	$1,746	(28%)	(7%)
Non-guaranteed separate account	22,000	22,615	22,710	23,123	23,605	7%	2%

Total Private Placement Life Insurance	$24,409	$25,027	$24,598	$25,009	$25,351	4%	1%

TOTAL INSTITUTIONAL SOLUTIONS GROUP
General account	$17,322	$17,797	$18,328	$18,677	$19,710	14%	6%
Guaranteed separate account	352	355	353	373	358	2%	(4%)
Non-guaranteed separate account	30,183	31,436	31,296	32,089	32,619	8%	2%

Total Institutional Solutions Group account value	$47,857	$49,588	$49,977	$51,139	$52,687	10%	3%

BY PRODUCT
Institutional
Structured settlements	$3,828	$4,006	$4,145	$4,307	$4,492	17%	4%
Institutional annuities	2,418	2,492	2,488	2,504	2,491	3%	(1%)
GIC/Funding agreements/registered notes	5,129	5,297	6,139	6,254	7,163	40%	15%
Other	2,636	2,804	2,725	3,011	3,028	15%	1%

Total Institutional	14,011	14,599	15,497	16,076	17,174	23%	7%

Governmental — Annuity	9,437	9,962	9,882	10,054	10,162	8%	1%

Private Placement Life Insurance
Variable	21,889	22,498	22,641	23,056	23,537	8%	2%
Leveraged	2,520	2,529	1,957	1,953	1,814	(28%)	(7%)

Total Private Placement Life Insurance	24,409	25,027	24,598	25,009	25,351	4%	1%

Total Institutional Solutions Group account value	47,857	49,588	49,977	51,139	52,687	10%	3%

Mutual Fund Assets
Institutional mutual fund assets	569	676	815	1,146	1,324	133%	16%
Governmental mutual fund assets	731	756	738	728	147	(80%)	(80%)

Total Mutual Fund Assets	1,300	1,432	1,553	1,874	1,471	13%	(22%)

Total Institutional Solutions Group Assets Under Management	$49,157	$51,020	$51,530	$53,013	$54,158	10%	2%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA - ACCOUNT VALUE AND ASSET ROLLFORWARD [1]

			THREE MONTHS ENDED
			Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
			2004	2004	2005	2005	2005
INSTITUTIONAL (EXCLUDING ALL MUTUAL FUNDS)	Account Value Rollforward
		Beginning balance	$13,377	$14,011	$14,599	$15,497	$16,076
	Sales/Deposits		728	869	1,061	711	1,302
	Surrenders		(197)	(537)	(155)	(323)	(296)
	Death benefits/annuity payouts		(104)	(103)	(114)	(118)	(119)

	Net Flows		427	229	792	270	887
	Change in market value/change in reserve/interest credited		207	359	106	309	211

		Ending balance	$14,011	$14,599	$15,497	$16,076	$17,174

GOVERNMENTAL (EXCLUDING ALL MUTUAL FUNDS)	Account Value Rollforward
		Beginning balance	$9,445	$9,437	$9,962	$9,882	$10,054
	Sales/Deposits		253	199	304	259	321
	Surrenders		(169)	(233)	(250)	(234)	(570)
	Death benefits/annuity payouts		(14)	(16)	(13)	(18)	(14)

	Net Flows		70	(50)	41	7	(263)
	Change in market value/change in reserve/interest credited		(78)	575	(121)	165	371

		Ending balance	$9,437	$9,962	$9,882	$10,054	$10,162

PRIVATE PLACEMENT LIFE INSURANCE	Account Value Rollforward
		Beginning balance	$24,100	$24,409	$25,027	$24,598	$25,009
	Sales/Deposits		142	270	113	183	251
	Surrenders		(3)	(26)	(627)	(5)	(160)
	Death benefits/annuity payouts		(22)	(23)	(19)	(19)	(23)

	Net Flows		117	221	(533)	159	68
	Change in market value/change in reserve/interest credited		264	447	173	329	336
	Other [2]		(72)	(50)	(69)	(77)	(62)

		Ending balance	$24,409	$25,027	$24,598	$25,009	$25,351

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Primarily consists of cost of insurance and M&E charges.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2004	2004	2005	2005	2005	Change	Change	2004	2005	Change
Revenues
Premiums and other considerations
Variable life fees	$13	$15	$14	$15	$15	15%	—	$38	$44	16%
Cost of insurance charges	113	113	114	116	118	4%	2%	333	348	5%
Other fees	64	82	67	60	74	16%	23%	186	201	8%

Total fee income	190	210	195	191	207	9%	8%	557	593	6%

Direct premiums	17	20	19	19	21	24%	11%	51	59	16%
Reinsurance premiums	(23)	(25)	(27)	(26)	(29)	(26%)	(12%)	(67)	(82)	(22%)

Net premiums	(6)	(5)	(8)	(7)	(8)	(33%)	(14%)	(16)	(23)	(44%)

Total premiums and other considerations	184	205	187	184	199	8%	8%	541	570	5%

Net investment income
Net investment income on G/A assets	84	82	81	82	84	—	2%	246	247	—
Net investment income on assigned capital	3	3	3	3	3	—	—	10	9	(10%)
Charge for invested capital	(9)	(10)	(9)	(9)	(9)	—	—	(29)	(27)	7%

Total net investment income	78	75	75	76	78	—	3%	227	229	1%
Net realized capital gains (losses)	1	(1)	—	—	—	(100%)	—	1	—	(100%)

Total revenues	263	279	262	260	277	5%	7%	769	799	4%

Benefits and Expenses
Benefits and claims
Death benefits	60	57	66	63	54	(10%)	(14%)	188	183	(3%)
Other contract benefits	5	6	4	6	5	—	(17%)	16	15	(6%)
Change in reserve	(3)	—	(5)	(4)	(4)	(33%)	—	(3)	(13)	NM
Interest credited on G/A assets	53	57	55	55	57	8%	4%	159	167	5%

Total benefits and claims	115	120	120	120	112	(3%)	(7%)	360	352	(2%)

Other insurance expenses
Commissions & wholesaling expenses	47	63	52	47	58	23%	23%	137	157	15%
Operating expenses	52	62	52	56	57	10%	2%	150	165	10%
Dividends to policyholders	1	—	1	—	1	—	—	2	2	—
Premium taxes and other expenses	8	8	9	10	8	—	(20%)	25	27	8%

Subtotal — expenses before deferral	108	133	114	113	124	15%	10%	314	351	12%

Deferred policy acquisition costs	(67)	(89)	(74)	(71)	(81)	(21%)	(14%)	(194)	(226)	(16%)

Total other insurance expense	41	44	40	42	43	5%	2%	120	125	4%
Amortization of deferred policy acquisition costs and present value of future profits	43	58	45	41	58	35%	41%	122	144	18%

Total benefits and expenses	199	222	205	203	213	7%	5%	602	621	3%

Income before income tax expense	64	57	57	57	64	—	12%	167	178	7%
Income tax expense	20	18	18	18	19	(5%)	6%	52	55	6%

Income before cumulative effect of accounting changes	44	39	39	39	45	2%	15%	115	123	7%
Cumulative effect of accounting change, net of tax	—	—	—	—	—	—	—	(1)	—	100%

Net income	44	39	39	39	45	2%	15%	114	123	8%

Less: cumulative effect of accounting change, net of tax	—	—	—	—	—	—	—	(1)	—	100%

Operating income	44	39	39	39	45	2%	15%	115	123	7%
Less: Tax related items	—	—	—	—	—	—	—	—	—	—

Operating income, before tax related items	$44	$39	$39	$39	$45	2%	15%	$115	$123	7%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2004	2004	2005	2005	2005	Change	Change	2004	2005	Change
SALES BY DISTRIBUTION
Wirehouse/regional broker-dealer/banks	$26	$36	$23	$31	$30	15%	(3%)	$70	$84	20%
Independent broker-dealer/WFS	17	20	11	13	16	(6%)	23%	47	40	(15%)
Life professional/other	13	23	12	13	16	23%	23%	37	41	11%

Total sales by distribution	$56	$79	$46	$57	$62	11%	9%	$154	$165	7%

SALES BY PRODUCT
Variable life	$31	$37	$21	$29	$28	(10%)	(3%)	$79	$78	(1%)
Universal life/whole life	21	38	22	24	30	43%	25%	64	76	19%
Term life/other	4	4	3	4	4	—	—	11	11	—

Total sales by product	$56	$79	$46	$57	$62	11%	9%	$154	$165	7%

ACCOUNT VALUE
General account	$4,465	$4,538	$4,591	$4,635	$4,758	7%	3%
Separate account	4,478	4,949	4,838	5,006	5,257	17%	5%

Total account value	$8,943	$9,487	$9,429	$9,641	$10,015	12%	4%

ACCOUNT VALUE BY PRODUCT
Variable life	$4,860	$5,356	$5,249	$5,433	$5,700	17%	5%
Universal life/interest sensitive whole life	3,350	3,402	3,452	3,485	3,599	7%	3%
Modified guaranteed life	641	636	631	626	617	(4%)	(1%)
Other	92	93	97	97	99	8%	2%

Total account value by product	$8,943	$9,487	$9,429	$9,641	$10,015	12%	4%

LIFE INSURANCE IN FORCE
Variable life	$68,051	$69,089	$69,442	$69,979	$70,569	4%	1%
Universal life/interest sensitive whole life	38,717	39,109	39,349	39,777	40,694	5%	2%
Term life	28,795	30,577	31,837	33,285	34,915	21%	5%
Modified guaranteed life	843	827	815	805	787	(7%)	(2%)
Other	280	287	296	305	313	12%	3%

Total life insurance in force	$136,686	$139,889	$141,739	$144,151	$147,278	8%	2%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
ACCOUNT VALUE ROLLFORWARD

		THREE MONTHS ENDED
		Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
		2004	2004	2005	2005	2005
VARIABLE LIFE	Beginning balance	$4,934	$4,860	$5,356	$5,249	$5,433

	First year & single premiums	78	107	67	72	69
	Renewal premiums	128	151	138	142	145

	Premiums and deposits	206	258	205	214	214
	Change in market value/interest credited	(97)	445	(123)	159	255
	Surrenders	(75)	(76)	(78)	(66)	(73)
	Death benefits/policy fees	(108)	(131)	(111)	(123)	(129)

	Ending balance	$4,860	$5,356	$5,249	$5,433	$5,700

OTHER [1]	Beginning balance	$4,058	$4,083	$4,131	$4,180	$4,208

	First year & single premiums	54	65	61	63	92
	Renewal premiums	87	105	91	90	98

	Premiums and deposits	141	170	152	153	190
	Acquisitions [2]	—	—	—	—	45
	Change in market value/interest credited	48	53	48	48	54
	Surrenders	(60)	(59)	(49)	(54)	(58)
	Death benefits/policy fees	(104)	(116)	(102)	(119)	(124)

	Ending balance	$4,083	$4,131	$4,180	$4,208	$4,315

TOTAL INDIVIDUAL LIFE	Beginning balance	$8,992	$8,943	$9,487	$9,429	$9,641

	First year & single premiums	132	172	128	135	161
	Renewal premiums	215	256	229	232	243

	Premiums and deposits	347	428	357	367	404
	Acquisitions	—	—	—	—	45
	Change in market value/interest credited	(49)	498	(75)	207	309
	Surrenders	(135)	(135)	(127)	(120)	(131)
	Death benefits/policy fees	(212)	(247)	(213)	(242)	(253)

	Ending balance	$8,943	$9,487	$9,429	$9,641	$10,015

[1]	Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and other.

[2]	Acquired block account value is 100% coinsured.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2004	2004	2005	2005	2005	Change	Change	2004	2005	Change
Revenues
Premiums and other considerations
ASO fees	$9	$9	$11	$7	$9	—	29%	$26	$27	4%
Other fees	—	—	—	1	—	—	(100%)	2	1	(50%)

Total fee income	9	9	11	8	9	—	13%	28	28	—

Direct premiums	746	745	824	848	853	14%	1%	2,192	2,525	15%
Reinsurance premiums	159	163	113	92	88	(45%)	(4%)	515	293	(43%)

Total premiums and other considerations	914	917	948	948	950	4%	—	2,735	2,846	4%

Net investment income
Net investment income on G/A assets	82	85	86	87	87	6%	—	239	260	9%
Net investment income on assigned capital	13	13	12	13	12	(8%)	(8%)	38	37	(3%)

Total net investment income	95	98	98	100	99	4%	(1%)	277	297	7%
Net realized capital gains (losses)	—	—	—	—	—	—	—	1	—	(100%)

Total revenues	1,009	1,015	1,046	1,048	1,049	4%	—	3,013	3,143	4%

Benefits and Expenses
Benefits and claims
Death benefits	217	211	239	238	227	5%	(5%)	708	704	(1%)
Other contract benefits	394	397	414	416	423	7%	2%	1,177	1,253	6%
Change in reserve	60	50	69	42	38	(37%)	(10%)	160	149	(7%)

Total benefits and claims	671	658	722	696	688	3%	(1%)	2,045	2,106	3%

Other insurance expenses
Commissions & wholesaling expenses	117	132	119	122	128	9%	5%	369	369	—
Operating expenses	112	129	114	129	129	15%	—	334	372	11%
Premium taxes and other expenses	16	17	16	18	15	(6%)	(17%)	52	49	(6%)

Subtotal — expenses before deferral	245	278	249	269	272	11%	1%	755	790	5%
Deferred policy acquisition costs	(11)	(15)	(12)	(12)	(14)	(27%)	(17%)	(29)	(38)	(31%)

Total other insurance expense	234	263	237	257	258	10%	—	726	752	4%
Amortization of deferred policy acquisition costs	7	5	7	7	8	14%	14%	18	22	22%

Total benefits and expenses	912	926	966	960	954	5%	(1%)	2,789	2,880	3%

Income before income tax expense	97	89	80	88	95	(2%)	8%	224	263	17%
Income tax expense	27	25	21	24	27	—	13%	59	72	22%

Net income	70	64	59	64	68	(3%)	6%	165	191	16%
Less: Non operating net realized gains (losses), net of tax	—	—	—	—	—	—	—	—	—	—

Operating income	70	64	59	64	68	(3%)	6%	165	191	16%
Less: Tax related items	—	—	—	—	—	—	—	—	—	—

Operating income, before tax related items	$70	$64	$59	$64	$68	(3%)	6%	$165	$191	16%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
SUPPLEMENTAL DATA

							Year Over
		THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
		Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
		2004	2004	2005	2005	2005	Change	Change	2004	2005	Change
PREMIUMS	Fully Insured — Ongoing Premiums
	Group disability	$393	$393	$413	$428	$418	6%	(2%)	$1,169	$1,259	8%
	Group life	411	417	396	406	419	2%	3%	1,238	1,221	(1%)
	Other	100	95	103	106	103	3%	(3%)	299	312	4%

	Total fully insured — ongoing premiums	904	905	912	940	940	4%	—	2,706	2,792	3%

	Total buyouts [1]	1	3	25	—	1	—	—	1	26	NM

	Total premiums	905	908	937	940	941	4%	—	2,707	2,818	4%
	Group disability — premium equivalents [2]	71	65	63	73	69	(3%)	(5%)	205	205	—

	Total premiums and premium equivalents	$976	$973	$1,000	$1,013	$1,010	3%	—	$2,912	$3,023	4%

SALES (GROSS ANNUALIZED NEW PREMIUMS)	Fully Insured — Ongoing Sales
	Group disability	$39	$24	$198	$42	$54	38%	29%	$213	$294	38%
	Group life [4]	51	40	132	46	85	67%	85%	261	263	1%
	Other	17	16	46	22	18	6%	(18%)	78	86	10%

	Total fully insured — ongoing sales	107	80	376	110	157	47%	43%	552	643	16%

	Total buyouts [1]	3	3	26	—	1	(67%)	—	3	27	NM

	Total sales	110	83	402	110	158	44%	44%	555	670	21%
	Group disability premium equivalents [2]	33	7	47	14	8	(76%)	(43%)	78	69	(12%)

	Total sales and premium equivalents	$143	$90	$449	$124	$166	16%	34%	$633	$739	17%

RATIOS [3]	Loss Ratio	73.4%	71.7%	75.5%	73.4%	72.4%	(1%)	(1%)	74.8%	73.8%	(1%)
	Expense Ratio	26.4%	29.3%	26.4%	27.8%	28.0%	6%	1%	27.2%	27.4%	1%

GAAP RESERVES [5]	Group disability	$4,116	$4,163	$4,237	$4,290	$4,349	6%	1%
	Group life	1,273	1,240	1,247	1,245	1,243	(2%)	—
	Other	184	179	170	170	159	(14%)	(6%)

	Total GAAP reserves	$5,573	$5,582	$5,654	$5,705	$5,751	3%	1%

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	Administrative services only (ASO) fees and claims under claim management agreements.

[3]	Ratios calculated excluding the effects of buyout premiums.

[4]	During the three months ended March 31,2005 the Company acquired fully insured ongoing premiums of $22 from a third party for $23 in cash.

[5]	Reserve balances are net of reinsurance recoverables of $225, $311, $318, $306 and $250 as of 3Q 2004, 4Q 2004, 1Q 2005 2Q 2005, and 3Q 2005 respectively.

THE HARTFORD FINANCIAL SERVICES GROUP
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA

						Year Over
		THREE MONTHS ENDED				Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2004	2004	2005	2005	2005	Change	Change	2004	2005	Change
SALES — Dollars
Individual Annuity
Variable	$2,286	$1,943	$3,072	$2,494	$2,809	23%	13%	$5,321	$8,375	57%
Fixed MVA	9	512	688	222	158	NM	(29%)	9	1,068	NM

Total sales by product	$2,295	$2,455	$3,760	$2,716	$2,967	29%	9%	$5,330	$9,443	77%

SALES — Yen
Individual Annuity
Variable	¥251,303	¥203,251	¥321,911	¥267,333	¥312,311	24%	17%	¥578,936	¥901,555	56%
Fixed MVA	1,005	53,299	72,017	23,795	17,619	NM	(26%)	1,005	113,431	NM

Total sales by product	¥252,308	¥256,550	¥393,928	¥291,128	¥329,930	31%	13%	¥579,941	¥1,014,986	75%

NET FLOWS — Dollars
Individual Annuity
Variable	$2,173	$1,844	$2,892	$2,365	$2,558	18%	8%	$4,910	$7,815	59%
Fixed MVA	9	486	651	203	146	NM	(28%)	9	1,000	NM

Total net flows by product	$2,182	$2,330	$3,543	$2,568	$2,704	24%	5%	$4,919	$8,815	79%

NET FLOWS — Yen
Individual Annuity
Variable	¥238,935	¥192,866	¥302,976	¥253,416	¥284,656	19%	12%	¥534,436	¥841,048	57%
Fixed MVA	954	50,601	68,072	21,811	16,198	NM	(26%)	954	106,081	NM

Total net flows by product	¥239,889	¥243,467	¥371,048	¥275,227	¥300,854	25%	9%	¥535,390	¥947,129	77%

AUM — Dollars
Individual Annuity
Variable	$11,118	$14,129	$16,495	$18,440	$21,892	97%	19%
Fixed MVA	9	502	1,120	1,286	1,407	NM	9%

Total AUM by product	$11,127	$14,631	$17,615	$19,726	$23,299	109%	18%

AUM — Yen
Individual Annuity
Variable	¥1,223,484	¥1,450,025	¥1,767,250	¥2,042,998	¥2,481,209	103%	21%
Fixed MVA	951	51,503	120,011	142,472	159,391	NM	12%

Total AUM by product	¥1,224,435	¥1,501,528	¥1,887,261	¥2,185,470	¥2,640,600	116%	21%

OPERATING INCOME — Dollars [1]			$20	$33	$38	NM	15%

[1]	Included in realized capital gains (losses) are $(3), $(7) and $(5), after tax, for the three months ended March 31, 2005, June 30, 2005 and September 30, 2005, respectively, that are attributable to our Japanese fixed annuity product which is a portion of the realized gains and losses associated with this product. These amounts represent the net periodic accruals on currency rate swaps used in the risk management of this product and are considered to be an integral part of the operating performance.

PROPERTY & CASUALTY

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2004	2004	2005	2005	2005	Change	Change	2004	2005	Change
TOTAL PROPERTY & CASUALTY PREMIUMS
Written premiums	$2,575	$2,374	$2,581	$2,722	$2,598	1%	(5%)	$7,520	$7,901	5%
Earned premiums [1]	2,474	2,481	2,507	2,578	2,517	2%	(2%)	7,013	7,602	8%
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Business Insurance	(25)	63	118	141	125	NM	(11%)	297	384	29%
Personal Lines	(137)	94	127	188	71	NM	(62%)	44	386	NM
Specialty Commercial	(58)	86	40	5	(143)	(147%)	NM	(139)	(98)	29%

Ongoing Operations underwriting results [2]	(220)	243	285	334	53	NM	(84%)	202	672	NM
Other Operations [3]	(110)	(59)	(28)	(110)	(53)	52%	52%	(389)	(191)	51%

Total Property & Casualty underwriting results	$(330)	$184	$257	$224	$—	100%	(100%)	$(187)	$481	NM

ONGOING OPERATIONS UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	80.4	63.9	63.1	64.2	69.6	10.8	(5.4)	71.1	65.6	5.5
Prior year [1] [2] [4]	2.1	1.4	0.2	(2.9)	1.7	0.4	(4.6)	(0.4)	(0.3)	(0.1)

Total loss and loss adjustment expenses	82.5	65.4	63.3	61.3	71.3	11.2	(10.0)	70.6	65.3	5.3

Expenses	26.1	24.8	25.1	25.6	26.7	(0.6)	(1.1)	26.3	25.8	0.5
Policyholder dividends	0.3	—	0.2	0.2	—	0.3	0.2	0.2	0.1	0.1

Combined ratio	108.9	90.2	88.6	87.0	97.9	11.0	(10.9)	97.1	91.2	5.9

Catastrophe ratio [4] [5]	15.6	1.2	1.9	1.7	6.2	9.4	(4.5)	2.6	3.2	(0.6)

Combined ratio before catastrophes	93.3	89.0	86.8	85.3	91.7	1.6	(6.4)	94.5	87.9	6.6
Combined ratio before catastrophes and prior year development	90.5	87.6	87.1	88.5	89.8	0.7	(1.3)	90.5	88.4	2.1

Total Property & Casualty Income and ROE
Net income	$24	$342	$417	$369	$233	NM	(37%)	$568	$1,019	79%
Operating income [6] [7]	13	331	386	369	232	NM	(37%)	498	987	98%
Impact of tax related items	26	—	—	—	—	(100%)	—	26	—	(100%)
Operating income (loss) before tax related items [7]	$(13)	$331	$386	$369	$232	NM	(37%)	$472	$987	109%

Operating income ROE (last 12 months income-equity x-AOCI) [7]	12.4%	14.2%	14.7%	17.2%	20.6%	8.2	3.4
Operating income ROE (last 12 months income-equity x-AOCI) before tax related items [7]	11.9%	13.7%	14.3%	16.7%	20.6%	8.7	3.9

								PROPERTY & CASUALTY
								Dec. 31,	Sept. 30,
								2004	2005	Change
Selected Financial Data
Hartford Fire adjusted statutory surplus ($ in billions)								$6.4	$6.9	0.5
Hartford Fire premium to adjusted surplus ratio								1.5	1.4	(0.1)

[1]	Earned premiums for the nine months ended September 30, 2004 were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies. Earned premiums for the three months ended September 30, 2004 and 2005, are net of catastrophe treaty reinstatement premium of $17 and $60, respectively.

[2]	Ongoing Operations prior year loss and loss adjustment expenses for the nine months ended September 30, 2004 included a net reserve release of $298 related to September 11 and an increase in reserves of $190 for construction defects claims. Ongoing Operations prior year loss and loss adjustment expenses for the three months ended June 30, 2005 included a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims.

[3]	During the nine months ended September 30, 2004, the Company reduced the net reinsurance recoverable asset associated with older, long-term casualty liabilities reported in the Other Operations segment by $181. Additionally, the nine months ended September 30, 2004 includes a net reserve release of $97 related to September 11, an increase of $130 for assumed casualty reinsurance reserves and, in the three months ended September 30, 2004, environmental reserve strengthening of $75. The three months ended June 30, 2005 includes assumed reinsurance reserve strengthening of $73.

[4]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the nine months ended September 30, 2004, the net reserve release related to September 11.

[5]	Catastrophe losses for the three months ended September 30, 2004 include losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne. Catastrophe losses for the three months ended September 30, 2005 include losses from Hurricane Katrina and Hurricane Rita.

[6]	Operating income for Property & Casualty before the impact of the $90 decrease in estimated earned premiums on retrospectively-rated policies and prior year development is $761 for the nine months ended September 30, 2004.

[7]	For periods prior to January 1, 2005, operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after tax.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2004	2004	2005	2005	2005	Change	Change	2004	2005	Change
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Written premiums	$2,575	$2,374	$2,581	$2,722	$2,598	1%	(5%)	$7,520	$7,901	5%
Change in reserve	101	(107)	74	144	81	(20%)	(44%)	507	299	(41%)

Earned premiums [1]	2,474	2,481	2,507	2,578	2,517	2%	(2%)	7,013	7,602	8%

Loss and loss adjustment expenses
Current year	1,996	1,590	1,580	1,655	1,749	(12%)	6%	5,000	4,984	—
Prior year [2]	144	100	34	33	94	(35%)	185%	314	161	(49%)

Total loss and loss adjustment expenses [3]	2,140	1,690	1,614	1,688	1,843	(14%)	9%	5,314	5,145	(3%)

Underwriting expenses	657	608	632	662	675	3%	2%	1,873	1,969	5%
Dividends to policyholders	7	(1)	4	4	(1)	NM	NM	13	7	(46%)

Underwriting results	(330)	184	257	224	—	100%	(100%)	(187)	481	NM

Net servicing income	10	2	13	15	12	20%	(20%)	40	40	—
Net investment income	309	333	337	328	349	13%	6%	915	1,014	11%
Periodic net coupon settlements on non-qualifying derivatives, before-tax [4]	1	1	—	—	—	(100%)	—	8	—	(100%)
Other expenses	(53)	(54)	(60)	(39)	(53)	—	(36%)	(181)	(152)	16%
Income tax expense	50	(135)	(161)	(159)	(76)	NM	52%	(123)	(396)	NM

Operating income (loss), before tax related items	(13)	331	386	369	232	NM	(37%)	472	987	109%

Tax related items [5]	26	—	—	—	—	(100%)	—	26	—	(100%)

Operating income	13	331	386	369	232	NM	(37%)	498	987	98%

Add: Net realized capital gains, after-tax [4]	11	11	31	—	1	(91%)	NM	70	32	(54%)

Net income	$24	$342	$417	$369	$233	NM	(37%)	$568	$1,019	79%

Total Property & Casualty effective tax rate — net income	NM	29.0%	29.9%	30.0%	25.0%	NM	(5.0)	19.2%	28.9%	9.7
Total Property & Casualty effective tax rate — operating income [4]	NM	28.8%	29.5%	30.0%	24.9%	NM	(5.1)	16.4%	28.6%	12.2

[1]	Earned premiums for the nine months ended September 30, 2004 were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies. Earned premiums for the three months ended September 30, 2004 and 2005, are net of catastrophe treaty reinstatement premium of $17 and $60, respectively.

[2]	The nine months ended September 30, 2004 includes a net reserve release of $395 related to September 11, an increase in reserves of $190 for construction defects claims, an increase in reserves of $130 for assumed casualty reinsurance, a reduction in net reinsurance recoverables of $181, and in the three months ended September 30, 2004, environmental reserve strengthening of $75. The three months ended June 30, 2005 includes a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims. Additionally, the three months ended June 30, 2005 includes assumed reinsurance reserve strengthening of $73.

[3]	The three months ended September 30, 2004 include catastrophe losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne. The three months ended September 30, 2005 include catastrophe losses from Hurricane Katrina and Hurricane Rita.

[4]	For periods prior to January 1, 2005, operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after tax.

[5]	Tax benefit related to the audit settlement of tax years prior to 2004.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATING UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2005

						Total
	Business	Personal	Specialty	Ongoing	Other	Property &
	Insurance	Lines	Commercial	Operations	Operations	Casualty
UNDERWRITING RESULTS
Written premiums	$1,223	$936	$437	$2,596	$2	$2,598
Change in reserve	29	46	6	81	—	81

Earned premiums [1]	1,194	890	431	2,515	2	2,517

Loss and loss adjustment expenses
Current year	728	623	398	1,749	—	1,749
Prior year [2]	(14)	(5)	62	43	51	94

Total loss and loss adjustment expenses [3]	714	618	460	1,792	51	1,843

Underwriting expenses	358	201	112	671	4	675
Dividends to policyholders	(3)	—	2	(1)	—	(1)

Underwriting results	$125	$71	$(143)	$53	$(53)	$—

UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	60.9	69.9	92.8	69.6
Prior year [2] [4]	(1.2)	(0.5)	14.6	1.7

Total loss and loss adjustment expenses	59.7	69.3	107.4	71.3

Expenses	30.1	22.7	25.4	26.7
Policyholder dividends	(0.2)	—	0.5	—

Combined ratio	89.5	92.0	133.3	97.9

Catastrophe ratio [3] [4]	1.5	5.8	19.7	6.2

Combined ratio before catastrophes	88.0	86.2	113.6	91.7

Combined ratio before catastrophes and prior year development [4]	89.0	86.7	98.2	89.8

[1]	Ongoing Operations earned premiums for the three months ended September 30, 2005 are net of catastrophe treaty reinstatement premium of $60. Refer to the respective segment underwriting pages for catastrophe treaty reinstatement premium by segment.

[2]	Specialty Commercial includes workers compensation reserve strengthening of $70. Other Operations includes environmental reserve strengthening of $37.

[3]	Catastrophe losses for the three months ended September 30, 2005 include losses from Hurricane Katrina and Hurricane Rita.

[4]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATING UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

						Total
	Business	Personal	Specialty	Ongoing	Other	Property &
	Insurance	Lines	Commercial	Operations	Operations	Casualty
UNDERWRITING RESULTS
Written premiums	$3,708	$2,775	$1,414	$7,897	$4	$7,901
Change in reserve	167	82	50	299	—	299

Earned premiums [1]	3,541	2,693	1,364	7,598	4	7,602

Loss and loss adjustment expenses
Current year	2,139	1,803	1,042	4,984	—	4,984
Prior year [2]	(14)	(110)	99	(25)	186	161

Total loss and loss adjustment expenses [3]	2,125	1,693	1,141	4,959	186	5,145

Underwriting expenses	1,031	614	315	1,960	9	1,969
Dividends to policyholders	1	—	6	7	—	7

Underwriting results	$384	$386	$(98)	$672	$(191)	$481

UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	60.4	66.9	76.6	65.6
Prior year [2] [4]	(0.4)	(4.1)	7.2	(0.3)

Total loss and loss adjustment expenses	60.0	62.8	83.8	65.3

Expenses	29.1	22.9	22.9	25.8
Policyholder dividends	—	—	0.4	0.1

Combined ratio	89.2	85.7	107.2	91.2

Catastrophe ratio [3] [4]	1.2	3.5	7.8	3.2

Combined ratio before catastrophes	87.9	82.1	99.3	87.9

Combined ratio before catastrophes and prior year development [4]	88.5	86.4	92.3	88.4

[1]	Ongoing Operations earned premiums are net of catastrophe treaty reinstatement premium of $60, recorded in the third quarter. Refer to the respective segment underwriting pages for catastrophe treaty reinstatement premium by segment.

[2]	Includes a net reserve release of $95 in Personal Lines, predominantly related to allocated loss adjustment expenses on auto liability claims and assumed reinsurance reserve strengthening of $73 in Other Operations, recorded in the second quarter. Includes workers compensation reserve strengthening of $70 in Specialty Commercial and environmental reserve strengthening of $37 in Other Operations, recorded in the third quarter.

[3]	Includes catastrophe losses from Hurricane Katrina and Hurricane Rita, recorded in the third quarter.

[4]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2004	2004	2005	2005	2005	Change	Change	2004	2005	Change
UNDERWRITING RESULTS
Written premiums	$2,581	$2,373	$2,579	$2,722	$2,596	1%	(5%)	$7,531	$7,897	5%
Change in reserve	103	(106)	75	143	81	(21%)	(43%)	540	299	(45%)

Earned premiums [1] [2]	2,478	2,479	2,504	2,579	2,515	1%	(2%)	6,991	7,598	9%

Loss and loss adjustment expenses
Current year	1,991	1,587	1,580	1,655	1,749	(12%)	6%	4,967	4,984	—
Prior year [3]	53	35	6	(74)	43	(19%)	NM	(30)	(25)	17%

Total loss and loss adjustment expenses [4]	2,044	1,622	1,586	1,581	1,792	(12%)	13%	4,937	4,959	—

Underwriting expenses	647	615	629	660	671	4%	2%	1,839	1,960	7%
Dividends to policyholders	7	(1)	4	4	(1)	NM	NM	13	7	(46%)

Underwriting results	$(220)	$243	$285	$334	$53	NM	(84%)	$202	$672	NM

UNDERWRITING RATIOS [1]
Loss and loss adjustment expenses
Current year	80.4	63.9	63.1	64.2	69.6	10.8	(5.4)	71.1	65.6	5.5
Prior year [3] [5]	2.1	1.4	0.2	(2.9)	1.7	0.4	(4.6)	(0.4)	(0.3)	(0.1)

Total loss and loss adjustment expenses	82.5	65.4	63.3	61.3	71.3	11.2	(10.0)	70.6	65.3	5.3

Expenses	26.1	24.8	25.1	25.6	26.7	(0.6)	(1.1)	26.3	25.8	0.5
Policyholder dividends	0.3	—	0.2	0.2	—	0.3	0.2	0.2	0.1	0.1

Combined ratio	108.9	90.2	88.6	87.0	97.9	11.0	(10.9)	97.1	91.2	5.9

Catastrophe ratio [4] [5]	15.6	1.2	1.9	1.7	6.2	9.4	(4.5)	2.6	3.2	(0.6)

Combined ratio before catastrophes	93.3	89.0	86.8	85.3	91.7	1.6	(6.4)	94.5	87.9	6.6

Combined ratio before catastrophes and prior year development [2] [4]	90.5	87.6	87.1	88.5	89.8	0.7	(1.3)	90.5	88.4	2.1

[1]	Ongoing Operations earned premiums for the nine months ended September 30, 2004 were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies. The nine months ended September 30, 2004 also included a net reserve release of $298 related to September 11 and an increase in reserves of $190 for construction defects claims. Other prior year loss development for the nine months ended September 30, 2004 includes an increase in reserves of $78. The following table shows underwriting ratios for the nine months ended September 30, 2004 before giving effect of these items:

Loss and loss adjustment expenses
Current year	70.2
Prior year	—

Total loss and loss adjustment expenses	70.2
Expenses	26.0
Policyholder dividends	0.2

Combined ratio	96.3

Catastrophe ratio	7.0

Combined ratio before catastrophes	89.3
Combined ratio before catastrophes and prior year development	89.3

[2]	Earned premiums for the three months ended September 30, 2004 and 2005, are net of catastrophe treaty reinstatement premium of $17 and $60, respectively.

[3]	The nine months ended September 30, 2004 includes a net reserve release of $298 related to September 11 and an increase in reserves of $190 for construction defects claims. The three months ended June 30, 2005 includes a net reserve release of $95 in Personal Lines, predominately related to allocated loss adjustment expenses on auto liability claims.

[4]	Catastrophe losses for the three months ended September 30, 2004 include losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne. Catastrophe losses for the three months ended September 30, 2005 include losses from Hurricane Katrina and Hurricane Rita.

[5]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the nine months ended September 30, 2004, the net reserve release related to September 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
BUSINESS INSURANCE
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2004	2004	2005	2005	2005	Change	Change	2004	2005	Change
UNDERWRITING RESULTS
Written premiums	$1,148	$1,157	$1,238	$1,247	$1,223	7%	(2%)	$3,418	$3,708	8%
Change in reserve	53	32	88	50	29	(45%)	(42%)	244	167	(32%)

Earned premiums [1] [2]	1,095	1,125	1,150	1,197	1,194	9%	—	3,174	3,541	12%

Loss and loss adjustment expenses
Current year	753	687	689	722	728	(3%)	1%	2,013	2,139	6%
Prior year	30	41	8	(8)	(14)	NM	(75%)	(108)	(14)	87%

Total loss and loss adjustment expenses [3]	783	728	697	714	714	(9%)	—	1,905	2,125	12%

Underwriting expenses	333	337	333	340	358	8%	5%	959	1,031	8%
Dividends to policyholders	4	(3)	2	2	(3)	NM	NM	13	1	(92%)

Underwriting results	$(25)	$63	$118	$141	$125	NM	(11%)	$297	$384	29%

Loss and loss adjustment expenses
Current year	68.8	61.0	60.0	60.2	60.9	7.9	(0.7)	63.4	60.4	3.0
Prior year [4]	2.8	3.7	0.7	(0.6)	(1.2)	4.0	0.6	(3.4)	(0.4)	(3.0)

Total loss and loss adjustment expenses	71.6	64.7	60.7	59.6	59.7	11.9	(0.1)	60.0	60.0	—

Expenses	30.3	29.9	28.9	28.4	30.1	0.2	(1.7)	30.2	29.1	1.1
Policyholder dividends	0.4	(0.2)	0.2	0.2	(0.2)	0.6	0.4	0.4	—	0.4

Combined ratio	102.3	94.4	89.8	88.2	89.5	12.8	(1.3)	90.6	89.2	1.4

Catastrophe ratio [3] [4]	8.1	1.0	1.5	0.6	1.5	6.6	(0.9)	(1.6)	1.2	(2.8)

Combined ratio before catastrophes	94.2	93.4	88.2	87.6	88.0	6.2	(0.4)	92.2	87.9	4.3

Combined ratio before catastrophes and prior year development	90.7	89.7	88.3	88.2	89.0	1.7	(0.8)	89.8	88.5	1.3

[1]	The nine months ended September 30, 2004 includes a net reserve release of $175 related to September 11 and an increase in reserves of $23 for construction defects claims.

[2]	Earned premiums for the three months ended September 30, 2004 and 2005, are net of catastrophe treaty reinstatement premium of $6 and $14, respectively.

[3]	Catastrophe losses for the three months ended September 30, 2004 include losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne. Catastrophe losses for the three months ended September 30, 2005 include losses from Hurricane Katrina and Hurricane Rita.

[4]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the nine months ended September 30, 2004, the net reserve release related to September 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC. PROPERTY & CASUALTY BUSINESS INSURANCE WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2004	2004	2005	2005	2005	Change	Change	2004	2005	Change
WRITTEN PREMIUMS [1]

Small Commercial	$549	$569	$658	$642	$607	11%	(5%)	$1,686	$1,907	13%
Middle Market	599	588	580	605	616	3%	2%	1,732	1,801	4%

Total	$1,148	$1,157	$1,238	$1,247	$1,223	7%	(2%)	$3,418	$3,708	8%

EARNED PREMIUMS [1]

Small Commercial	$526	$549	$572	$609	$606	15%	—	$1,528	$1,787	17%
Middle Market	569	576	578	588	588	3%	—	1,646	1,754	7%

Total	$1,095	$1,125	$1,150	$1,197	$1,194	9%	—	$3,174	$3,541	12%

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2004	2004	2005	2005	2005	Change	Change	2004	2005	Change
UNDERWRITING RESULTS
Written premiums	$920	$856	$864	$975	$936	2%	(4%)	$2,701	$2,775	3%
Change in reserve	53	(26)	(25)	61	46	(13%)	(25%)	138	82	(41%)

Earned premiums [1]	867	882	889	914	890	3%	(3%)	2,563	2,693	5%

Loss and loss adjustment expenses
Current year	797	591	577	603	623	(22%)	3%	1,918	1,803	(6%)
Prior year [2]	2	(4)	(11)	(94)	(5)	NM	95%	7	(110)	NM

Total loss and loss adjustment expenses [3]	799	587	566	509	618	(23%)	21%	1,925	1,693	(12%)

Underwriting expenses	205	201	196	217	201	(2%)	(7%)	594	614	3%

Underwriting results	$(137)	$94	$127	$188	$71	NM	(62%)	$44	$386	NM

Loss and loss adjustment expenses
Current year	91.9	67.1	65.0	65.9	69.9	22.0	(4.0)	74.8	66.9	7.9
Prior year [2] [4]	0.2	(0.4)	(1.2)	(10.3)	(0.5)	0.7	(9.8)	0.3	(4.1)	4.4

Total loss and loss adjustment expenses	92.1	66.7	63.7	55.6	69.3	22.8	(13.7)	75.1	62.8	12.3

Expenses	23.7	22.6	22.0	23.8	22.7	1.0	1.1	23.2	22.9	0.3

Combined ratio	115.8	89.3	85.8	79.4	92.0	23.8	(12.6)	98.3	85.7	12.6

Catastrophe ratio [3] [4]	25.1	(0.3)	2.5	2.4	5.8	19.3	(3.4)	10.0	3.5	6.5

Combined ratio before catastrophes	90.6	89.6	83.3	77.0	86.2	4.4	(9.2)	88.3	82.1	6.2

Combined ratio before catastrophes and prior year development	89.4	90.0	85.0	87.5	86.7	2.7	0.8	87.6	86.4	1.2

Automobile	98.9	98.5	89.6	81.5	92.4	6.5	(10.9)	94.8	87.8	7.0
Homeowners	171.5	60.2	73.7	73.1	90.9	80.6	(17.8)	109.4	78.9	30.5

Total	115.8	89.3	85.8	79.4	92.0	23.8	(12.6)	98.3	85.7	12.6

[1]	Earned premiums for the three months ended September 30, 2004 and 2005, are net of catastrophe treaty reinstatement premium of $7 and $28, respectively.

[2]	The nine months ended September 30, 2004 includes a net reserve release of $7 related to September 11. The three months ended June 30, 2005 includes a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims.

[3]	Catastrophe losses for the three months ended September 30, 2004 include losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne. Catastrophe losses for the three months ended September 30, 2005 include losses from Hurricane Katrina and Hurricane Rita.

[4]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the nine months ended September 30, 2004, the net reserve release related to September 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2004	2004	2005	2005	2005	Change	Change	2004	2005	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]

AARP	$583	$534	$550	$635	$608	4%	(4%)	$1,710	$1,793	5%
Other Affinity	30	31	29	28	26	(13%)	(7%)	97	83	(14%)
Agency	248	241	232	267	261	5%	(2%)	701	760	8%
Omni	59	50	53	45	41	(31%)	(9%)	193	139	(28%)

Total	$920	$856	$864	$975	$936	2%	(4%)	$2,701	$2,775	3%

EARNED PREMIUMS [1]

AARP	$540	$550	$560	$579	$568	5%	(2%)	$1,596	$1,707	7%
Other Affinity	34	33	31	31	28	(18%)	(10%)	105	90	(14%)
Agency	229	238	242	252	246	7%	(2%)	669	740	11%
Omni	64	61	56	52	48	(25%)	(8%)	193	156	(19%)

Total	$867	$882	$889	$914	$890	3%	(3%)	$2,563	$2,693	5%

PRODUCT LINE
WRITTEN PREMIUMS [1]

Automobile	$685	$645	$672	$720	$695	1%	(3%)	$2,040	$2,087	2%
Homeowners	235	211	192	255	241	3%	(5%)	661	688	4%

Total	$920	$856	$864	$975	$936	2%	(4%)	$2,701	$2,775	3%

EARNED PREMIUMS [1]

Automobile	$665	$671	$674	$684	$684	3%	—	$1,951	$2,042	5%
Homeowners	202	211	215	230	206	2%	(10%)	612	651	6%

Total	$867	$882	$889	$914	$890	3%	(3%)	$2,563	$2,693	5%

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2004	2004	2005	2005	2005	Change	Change	2004	2005	Change
UNDERWRITING RESULTS
Written premiums	$513	$360	$477	$500	$437	(15%)	(13%)	$1,412	$1,414	—
Change in reserve	(3)	(112)	12	32	6	NM	(81%)	158	50	(68%)

Earned premiums [1] [2]	516	472	465	468	431	(16%)	(8%)	1,254	1,364	9%

Loss and loss adjustment expenses
Current year	441	309	314	330	398	(10%)	21%	1,036	1,042	1%
Prior year [3]	21	(2)	9	28	62	195%	121%	71	99	39%

Total loss and loss adjustment expenses [4]	462	307	323	358	460	—	28%	1,107	1,141	3%

Underwriting expenses	109	77	100	103	112	3%	9%	286	315	10%
Dividends to policyholders	3	2	2	2	2	(33%)	—	—	6	NM

Underwriting results	$(58)	$86	$40	$5	$(143)	(147%)	NM	$(139)	$(98)	29%

Loss and loss adjustment expenses
Current year	85.9	64.9	67.1	70.9	92.8	(6.9)	(21.9)	82.8	76.6	6.2
Prior year [5]	3.9	(0.4)	1.9	5.8	14.6	(10.7)	(8.8)	5.6	7.2	(1.6)

Total loss and loss adjustment expenses	89.8	64.5	69.1	76.7	107.4	(17.6)	(30.7)	88.4	83.8	4.6

Expenses	21.3	16.9	21.9	21.7	25.4	(4.1)	(3.7)	22.7	22.9	(0.2)
Policyholder dividends	0.4	0.5	0.4	0.4	0.5	(0.1)	(0.1)	—	0.4	(0.4)

Combined ratio	111.4	81.8	91.3	98.8	133.3	(21.9)	(34.5)	111.1	107.2	3.9

Catastrophe ratio [4] [5]	15.7	4.2	1.5	3.3	19.7	(4.0)	(16.4)	(2.1)	7.8	(9.9)

Combined ratio before catastrophes	95.7	77.6	89.8	95.5	113.6	(17.9)	(18.1)	113.2	99.3	13.9

Combined ratio before catastrophes and prior year development	91.9	78.0	88.0	91.0	98.2	(6.3)	(7.2)	98.4	92.3	6.1

[1]	Specialty Commercial earned premiums for the nine months ended September 30, 2004 were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies. The nine months ended September 30, 2004 also include a net reserve release of $116 related to September 11 and an increase in reserves of $167 for construction defects claims. Other prior year loss development for the nine months ended September 30, 2004 includes an increase in reserves of $20. The following table shows underwriting ratios for the nine months ended September 30, 2004 before giving effect of these items:

Loss and loss adjustment expenses
Current year	77.2
Prior year	—

Total loss and loss adjustment expenses	77.2
Expenses	21.2
Policyholder dividends	—

Combined ratio	98.4

Catastrophe ratio	6.7

Combined ratio before catastrophes	91.8
Combined ratio before catastrophes and prior year development	91.8

[2]	Earned premiums for the three months ended September 30, 2004 and 2005 are net of catastrophe treaty reinstatement premium of $4 and $18, respectively.

[3]	The three months ended September 30, 2005 includes workers compensation reserve strengthening of $70.

[4]	Catastrophe losses for the three months ended September 30, 2004 include losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne. Catastrophe losses for the three months ended September 30, 2005 include losses from Hurricane Katrina and Hurricane Rita.

[5]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the nine months ended September 30, 2004, the net reserve release related to September 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2004	2004	2005	2005	2005	Change	Change	2004	2005	Change
WRITTEN PREMIUMS [1]

Property	$166	$72	$66	$75	$38	(77%)	(49%)	$371	$179	(52%)
Casualty	197	172	242	239	202	3%	(15%)	571	683	20%
Bond	51	48	52	59	59	16%	—	149	170	14%
Professional Liability	86	93	76	89	109	27%	22%	249	274	10%
Other	13	(25)	41	38	29	123%	(24%)	72	108	50%

Total	$513	$360	$477	$500	$437	(15%)	(13%)	$1,412	$1,414	—

EARNED PREMIUMS [1]

Property	$157	$118	$76	$72	$40	(75%)	(44%)	$343	$188	(45%)
Casualty [2]	193	198	214	221	201	4%	(9%)	437	636	46%
Bond	47	48	49	52	54	15%	4%	140	155	11%
Professional Liability	84	87	82	84	89	6%	6%	248	255	3%
Other	35	21	44	39	47	34%	21%	86	130	51%

Total	$516	$472	$465	$468	$431	(16%)	(8%)	$1,254	$1,364	9%

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

[2]	Earned premiums for the nine months ended September 30, 2004 were reduced by $90 to reflect a decrease in estimated earned premiums on retrospectively-rated policies.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

	THREE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,
	2004	2004	2005	2005	2005
Written Price Increases
Business Insurance	1%	2%	—	(1%)	(3%)
Personal Lines Automobile	3%	3%	—	(1%)	(1%)
Personal Lines Homeowners	8%	8%	5%	8%	8%

Premium Retention
Business Insurance	86%	85%	84%	84%	83%
Personal Lines Automobile	90%	89%	87%	87%	86%
Personal Lines Homeowners	101%	96%	94%	94%	93%

New Business % to Net Written Premium
Business Insurance	25%	26%	24%	24%	24%
Personal Lines Automobile	18%	16%	16%	15%	16%
Personal Lines Homeowners	14%	14%	14%	13%	16%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2004	2004	2005	2005	2005	Change	Change	2004	2005	Change
UNDERWRITING RESULTS
Written premiums	$(6)	$1	$2	$—	$2	NM	—	$(11)	$4	NM
Change in reserve	(2)	(1)	(1)	1	—	100%	(100%)	(33)	—	100%

Earned premiums	(4)	2	3	(1)	2	NM	NM	22	4	(82%)

Loss and loss adjustment expenses
Current year	5	3	—	—	—	(100%)	—	33	—	(100%)
Prior year [1]	91	65	28	107	51	(44%)	(52%)	344	186	(46%)

Total loss and loss adjustment expenses	96	68	28	107	51	(47%)	(52%)	377	186	(51%)

Underwriting expenses	10	(7)	3	2	4	(60%)	100%	34	9	(74%)

Underwriting results	$(110)	$(59)	$(28)	$(110)	$(53)	52%	52%	$(389)	$(191)	51%

[1]	The nine months ended September 30, 2004 includes a net reserve release of $97 related to September 11, an increase of $130 for assumed casualty reinsurance reserves, a provision of $181 associated with the evaluation of the reinsurance recoverable asset and, in the three months ended September 30, 2004, $75 of environmental reserve strengthening. The three months ended December 31, 2004 includes an increase of $40 for assumed casualty reinsurance reserves. The three months ended June 30, 2005 includes assumed reinsurance reserve strengthening of $73. The three months ended September 30, 2005 includes environmental reserve strengthening of $37.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS CLAIMS AND CLAIM ADJUSTMENT EXPENSES

For the Three Months Ended September 30, 2005	Asbestos		Environmental	All Other [1]	Total
Beginning liability — net [2] [3]	$2,362		$338	$2,382	$5,082
Claims and claim adjustment expenses incurred	6		37	8	51
Claims and claim adjustment expenses paid	(42)		(4)	(97)	(143)

Ending liability — net [2] [3]	$2,326	[4]	$371	$2,293	$4,990

For the Nine Months Ended September 30, 2005	Asbestos		Environmental	All Other [1]	Total
Beginning liability — net [2] [3]	$2,471		$385	$2,514	$5,370
Claims and claim adjustment expenses incurred	19		51	116	186
Claims and claim adjustment expenses paid	(164)		(65)	(337)	(566)

Ending liability — net [2] [3]	$2,326	[4]	$371	$2,293	$4,990

[1]	“All Other” includes unallocated loss adjustment expense reserves and the allowance for uncollectible reinsurance.

[2]	Excludes asbestos and environmental net liabilities reported in Ongoing Operations of $10 and $7, respectively, as of September 30, 2005, $10 and $8, respectively, as of June 30, 2005, and $13 and $9, respectively, as of December 31, 2004. Total net claim and claim adjustment expenses incurred in Ongoing Operations for the three and nine months ended September 30, 2005 includes $4 and $9, respectively, related to asbestos and environmental claims. Total net claim and claim adjustment expenses paid in Ongoing Operations for the three and nine months ended September 30, 2005 includes $5 and $14, respectively, related to asbestos and environmental claims.

[3]	Gross of reinsurance, asbestos and environmental reserves, including liabilities in Ongoing Operations, were $3,944 and $451, respectively, as of September 30, 2005, $4,033 and $446, respectively, as of June 30, 2005, and $4,322 and $501, respectively, as of December 31, 2004.

[4]	The one year and average three year net paid amounts for asbestos claims, including Ongoing Operations, are $199 and $526, respectively, resulting in a one year net survival ratio of 11.7 and a three year net survival ratio of 4.4 (12.9 excluding the MacArthur payments). Net survival ratio is the quotient of the net carried reserves divided by the average annual payment amount and is an indication of the number of years that the net carried reserve would last (i.e. survive) if the future annual claim payments were consistent with the calculated historical average.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SUMMARY OF GROSS ENVIRONMENTAL RESERVES

	As of September 30, 2005
			% of	3 Year Gross
	Number of	Total	Environmental	Survival
	Accounts [1]	Reserves	Reserves	Ratio [3]
Accounts with future exposure >$2.5	13	$78	17%
Accounts with future exposure <$2.5	562	108	24%
Other Direct [2]	—	24	5%

Total	575	210	46%	2.2
Assumed Reinsurance		179	40%	8.7
London Market		62	14%	3.7

Total Gross Environmental Reserves		$451	100%	3.4

[1]	Number of accounts by category established as of June 2005.

[2]	Includes unallocated IBNR.

[3]	The one year gross paid amount for total environmental claims is $101, resulting in a one year gross survival ratio of 4.4.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PAID AND INCURRED LOSS AND LOSS ADJUSTMENT EXPENSE (“LAE”)
DEVELOPMENT — ASBESTOS AND ENVIRONMENTAL

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the Three Months Ended September 30, 2005	Loss & LAE	Loss & LAE	Loss & LAE	Loss & LAE
Gross
Direct	$57	$3	$2	$14
Assumed — Domestic	24	—	4	—
London Market	11	—	2	—

Total	92	3	8	14
Ceded	(50)	3	(4)	23

Net	$42	$6	$4	$37

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the Nine Months Ended September 30, 2005	Loss & LAE	Loss & LAE	Loss & LAE	Loss & LAE
Gross
Direct	$282	$8	$39	$15
Assumed — Domestic	51	(4)	16	(1)
London Market	46	—	7	—

Total	379	4	62	14
Ceded	(215)	15	3	37

Net	$164	$19	$65	$51

[1]	Excludes asbestos and environmental paid and incurred loss and LAE reported in Ongoing Operations. Total gross loss and LAE incurred in Ongoing Operations for the three and nine months ended September 30, 2005 includes $4 and $15, respectively, related to asbestos and environmental claims. Total gross loss and LAE paid in Ongoing Operations for the three and nine months ended September 30, 2005 includes $4 and $19, respectively, related to asbestos and environmental claims.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Three Months Ended September 30, 2005
	Business	Personal	Specialty	Ongoing	Other	Total
	Insurance	Lines	Commercial	Operations	Operations	P&C
Liabilities for unpaid claims and claim adjustment expenses at 7/1/05 - gross	$6,399	$1,931	$5,544	$13,874	$7,230	$21,104
Reinsurance and other recoverables	476	142	2,017	2,635	2,148	4,783

Liabilities for unpaid claims and claim adjustment expenses at 7/1/05 - net	5,923	1,789	3,527	11,239	5,082	16,321

Provision for unpaid claims and claim adjustment expenses
Current year	728	623	398	1,749	—	1,749
Prior year	(14)	(5)	62	43	51	94

Total provision for unpaid claims and claim adjustment expenses	714	618	460	1,792	51	1,843

Payments	(551)	(556)	(242)	(1,349)	(143)	(1,492)

Liabilities for unpaid claims and claim adjustment expenses at 9/30/05 - net	6,086	1,851	3,745	11,682	4,990	16,672
Reinsurance and other recoverables	536	201	2,321	3,058	2,061	5,119

Liabilities for unpaid claims and claim adjustment expenses at 9/30/05 - gross	$6,622	$2,052	$6,066	$14,740	$7,051	$21,791

Earned premiums	$1,194	$890	$431	$2,515	$2	$2,517
Loss and loss expense paid ratio	46.1	62.3	56.8	53.7
Loss and loss expense incurred ratio	59.7	69.3	107.4	71.3
Prior accident year development (pts.)	(1.2)	(0.5)	14.6	1.7

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Nine Months Ended September 30, 2005
	Business	Personal	Specialty	Ongoing	Other	Total
	Insurance	Lines	Commercial	Operations	Operations	P&C
Liabilities for unpaid claims and claim adjustment expenses at 1/1/05 - gross	$6,057	$2,000	$5,519	$13,576	$7,753	$21,329
Reinsurance and other recoverables	474	190	2,091	2,755	2,383	5,138

Liabilities for unpaid claims and claim adjustment expenses at 1/1/05 - net	5,583	1,810	3,428	10,821	5,370	16,191

Provision for unpaid claims and claim adjustment expenses
Current year	2,139	1,803	1,042	4,984	—	4,984
Prior year	(14)	(110)	99	(25)	186	161

Total provision for unpaid claims and claim adjustment expenses	2,125	1,693	1,141	4,959	186	5,145

Payments	(1,622)	(1,652)	(824)	(4,098)	(566)	(4,664)

Liabilities for unpaid claims and claim adjustment expenses at 9/30/05 - net	6,086	1,851	3,745	11,682	4,990	16,672
Reinsurance and other recoverables	536	201	2,321	3,058	2,061	5,119

Liabilities for unpaid claims and claim adjustment expenses at 9/30/05 - gross	$6,622	$2,052	$6,066	$14,740	$7,051	$21,791

Earned premiums	$3,541	$2,693	$1,364	$7,598	$4	$7,602
Loss and loss expense paid ratio	45.7	61.3	60.5	53.9
Loss and loss expense incurred ratio	60.0	62.8	83.8	65.3
Prior accident year development (pts.)	(0.4)	(4.1)	7.2	(0.3)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
REINSURANCE RECOVERABLE ANALYSIS

	September 30,	December 31,
	2005	2004
Gross Reinsurance Recoverable [1]
Paid Loss and Loss Adjustment Expense	$628	$646
Unpaid Loss and Loss Adjustment Expense	5,060	4,913

Subtotal Gross Reinsurance Recoverable	5,688	5,559

Less: Allowance for Uncollectible Reinsurance	(382)	(374)

Net Property & Casualty Reinsurance Recoverable	$5,306	$5,185

	% of	% of Rated	% of Rated
Distribution of Net Recoverable as of December 31, 2004	Amount	Total	Companies

Net Property & Casualty Reinsurance Recoverables	$5,185

Less: Mandatory (Assigned Risk) Pools	(433)

Net P&C Reinsurance Recoverable Excluding Mandatory Pools	$4,752

Rated A- (Excellent) or better by A.M. Best [2]	$3,134	66.0%	93.1%
Other Rated by A.M. Best [2]	231	4.9%	6.9%

Total Rated Companies	3,365	70.9%	100.0%

Voluntary Pools	227	4.8%
Captives	150	3.2%
Other Not Rated Companies	1,010	21.1%

Total	$4,752	100.0%

[1]	Net of commutations, settlements and known insolvencies.

[2]	Based on A.M. Best ratings as of 12/31/04.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2004	2004	2005	2005	2005	Change	Change	2004	2005	Change
Earned premiums	$2,474	$2,481	$2,507	$2,578	$2,517	2%	(2%)	$7,013	$7,602	8%
Net investment income	309	333	337	328	349	13%	6%	915	1,014	11%
Other revenues	107	108	112	115	115	7%	—	328	342	4%
Net realized capital gains	18	17	48	—	2	(89%)	NM	116	50	(57%)

Total revenues	2,908	2,939	3,004	3,021	2,983	3%	(1%)	8,372	9,008	8%

Benefits, claims and claim adjustment expenses [1]	2,140	1,690	1,614	1,688	1,843	(14%)	9%	5,314	5,145	(3%)
Amortization of deferred policy acquisition costs	471	478	492	498	500	6%	—	1,372	1,490	9%
Insurance operating costs and expenses	193	129	144	168	174	(10%)	4%	514	486	(5%)
Other expenses	150	160	159	139	156	4%	12%	469	454	(3%)

Total benefits and expenses	2,954	2,457	2,409	2,493	2,673	(10%)	7%	7,669	7,575	(1%)

Income (loss) before income taxes	(46)	482	595	528	310	NM	(41%)	703	1,433	104%

Income tax expense (benefit) [2]	(70)	140	178	159	77	NM	(52%)	135	414	NM

Net income	24	342	417	369	233	NM	(37%)	568	1,019	79%

Less: Net realized capital gains, after-tax [3]	11	11	31	—	1	(91%)	NM	70	32	(54%)

Operating income [3]	$13	$331	$386	$369	$232	NM	(37%)	$498	$987	98%

Total Property & Casualty effective tax rate — net income	NM	29.0%	29.9%	30.0%	25.0%	NM	(5.0)	19.2%	28.9%	9.7
Total Property & Casualty effective tax rate — operating income [3]	NM	28.8%	29.5%	30.0%	24.9%	NM	(5.1)	16.4%	28.6%	12.2

[1]	The nine months ended September 30, 2004 includes a net reserve release of $395 related to September 11, an increase in reserves of $190 for construction defects claims, an increase in reserves of $130 for assumed casualty reinsurance, a $181 reduction in the reinsurance recoverable asset associated with older long-term casualty liabilities and, in the three months ended September 30, 2004, a $75 increase in environmental reserves. The three months ended June 30, 2005 includes assumed reinsurance reserve strengthening of $73 and a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims.

[2]	The three months ended September 30, 2004 include a $26 tax benefit related to the audit settlement of tax years prior to 2004.

[3]	For periods prior to January 1, 2005, operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after tax.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED BALANCE SHEETS

	AS OF					Year Over
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Year	Sequential
	2004	2004	2005	2005	2005	Change	Change
Investments
Fixed maturities, available for sale, at fair value	$23,932	$24,410	$24,130	$24,550	$24,994	4%	2%
Equity securities, available for sale, at fair value	201	307	427	589	604	NM	3%
Other investments	799	809	770	811	769	(4%)	(5%)

Total investments	24,932	25,526	25,327	25,950	26,367	6%	2%

Cash	194	215	241	256	258	33%	1%
Premiums receivable and agents’ balances	3,009	2,844	2,910	2,916	2,801	(7%)	(4%)
Reinsurance recoverables	5,139	5,185	5,186	4,943	5,306	3%	7%
Deferred policy acquisition costs	1,046	1,071	1,080	1,095	1,113	6%	2%
Deferred income tax	995	879	914	738	858	(14%)	16%
Goodwill	152	152	152	152	152	—	—
Property and equipment, net	444	461	464	466	475	7%	2%
Other assets	1,738	1,685	1,728	1,755	1,713	(1%)	(2%)

Total assets	$37,649	$38,018	$38,002	$38,271	$39,043	4%	2%

Future policy benefits, unpaid claims and claim adjustment expenses	$21,314	$21,329	$21,301	$21,104	$21,791	2%	3%
Unearned premiums	4,865	4,763	4,886	4,987	5,049	4%	1%
Other liabilities	3,531	3,730	3,591	3,524	3,707	5%	5%

Total liabilities	29,710	29,822	29,778	29,615	30,547	3%	3%

Equity, x-AOCI, net of tax	7,320	7,542	7,876	8,080	8,183	12%	1%
AOCI, net of tax	619	654	348	576	313	(49%)	(46%)

Total stockholders’ equity	7,939	8,196	8,224	8,656	8,496	7%	(2%)

Total liabilities and stockholders’ equity	$37,649	$38,018	$38,002	$38,271	$39,043	4%	2%

Hartford Fire NAIC RBC		447%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	Jun. 30, 2005	Dec. 31, 2004
Statutory Capital and Surplus	$6,639	$6,335
GAAP Adjustments
Deferred policy acquisition costs	1,095	1,071
Deferred taxes	(568)	(468)
Benefit reserves	(247)	(216)
Unrealized gains on investments	689	776
Goodwill	95	85
Non-admitted assets	837	824
Other, net	116	(211)

GAAP Stockholders’ Equity	$8,656	$8,196

INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CONSOLIDATED

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2004	2004	2005	2005	2005	Change	Change	2004	2005	Change
Net Investment Income
Fixed maturities [1]
Taxable	$813	$818	$826	$850	$865	6%	2%	$2,383	$2,541	7%
Tax-exempt	122	124	128	131	130	7%	(1%)	364	389	7%

Total fixed maturities	935	942	954	981	995	6%	1%	2,747	2,930	7%
Equities
Available-for-sale	11	9	12	11	16	45%	45%	29	39	34%
Trading securities	(174)	416	221	303	1,500	NM	NM	383	2,024	NM

Total equities	(163)	425	233	314	1,516	NM	NM	412	2,063	NM
Mortgage loans	16	16	17	19	22	38%	16%	43	58	35%
Real estate	1	4	—	2	—	(100%)	(100%)	2	2	—
Policy loans	46	48	36	36	36	(22%)	—	138	108	(22%)
Limited partnerships	7	22	18	19	47	NM	147%	20	84	NM
Other	37	50	48	15	22	(41%)	47%	129	85	(34%)

Subtotal	879	1,507	1,306	1,386	2,638	NM	90%	3,491	5,330	53%
Less: Investment expense	13	18	13	16	14	8%	(13%)	37	43	16%

Total net investment income	$866	$1,489	$1,293	$1,370	$2,624	NM	92%	$3,454	$5,287	53%
Less: Trading securities	(174)	416	221	303	1,500	NM	NM	383	2,024	NM

Total net investment income excluding trading securities	$1,040	$1,073	$1,072	$1,067	$1,124	8%	5%	$3,071	$3,263	6%

Investment yield, before-tax [2]	5.7%	5.7%	5.6%	5.6%	5.8%	0.1	0.2	5.7%	5.7%	—
Investment yield, after-tax [2]	3.9%	3.9%	3.9%	3.8%	4.0%	0.1	0.2	3.9%	3.9%	—

Net Realized Capital Gains (Losses)
Fixed maturities	$64	$79	$92	$35	$6	(91%)	(83%)	$218	$133	(39%)
Equities	—	(7)	—	—	(1)	—	—	10	(1)	NM
GMWB derivatives, net	—	4	7	1	(1)	—	NM	4	7	75%
Other [3]	(20)	(40)	29	(53)	(37)	(85%)	30%	8	(61)	NM

Total net realized capital gains (losses)	$44	$36	$128	$(17)	$(33)	NM	(94%)	$240	$78	(68%)

Gross gains on sale	$104	$160	$160	$163	$123	18%	(25%)	$409	$446	9%
Gross losses on sale	(34)	(76)	(67)	(118)	(98)	(188%)	17%	(154)	(283)	(84%)
Impairments	(6)	(14)	(1)	(10)	(20)	NM	(100%)	(24)	(31)	(29%)
GMWB derivatives, net	—	4	7	1	(1)	—	NM	4	7	75%
Other net gain (loss) [3]	(20)	(38)	29	(53)	(37)	(85%)	30%	5	(61)	NM

Total net realized capital gains (losses)	$44	$36	$128	$(17)	$(33)	NM	(94%)	$240	$78	(68%)

[1]	Includes income on short-term bonds.

[2]	The investment yield calculation excludes trading securities, collateral received associated with the securities lending program and consolidated variable interest entity minority interests.

[3]	Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments, foreign currency transaction of deferred acquisition costs associated with realized capital gains.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
LIFE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2004	2004	2005	2005	2005	Change	Change	2004	2005	Change
Net Investment Income
Fixed maturities [1]
Taxable	$608	$608	$612	$635	$641	5%	1%	$1,779	$1,888	6%
Tax-exempt	27	27	27	28	29	7%	4%	79	84	6%

Total fixed maturities	635	635	639	663	670	6%	1%	1,858	1,972	6%
Equities
Available-for-sale	9	7	9	8	10	11%	25%	23	27	17%
Trading securities	(174)	416	221	303	1,500	NM	NM	383	2,024	NM

Total equities	(165)	423	230	311	1,510	NM	NM	406	2,051	NM
Mortgage loans	12	13	14	16	20	67%	25%	32	50	56%
Policy loans	46	48	36	36	36	(22%)	—	138	108	(22%)
Limited partnerships	1	11	7	5	36	NM	NM	9	48	NM
Other	31	33	33	16	10	(68%)	(38%)	104	59	(43%)

Subtotal	560	1,163	959	1,047	2,282	NM	118%	2,547	4,288	68%
Less: Investment expense	8	12	9	11	11	38%	—	23	31	35%

Total net investment income	$552	$1,151	$950	$1,036	$2,271	NM	119%	$2,524	$4,257	69%
Less: Trading securities	(174)	416	221	303	1,500	NM	NM	383	2,024	NM

Total net investment income excluding trading securities	$726	$735	$729	$733	$771	6%	5%	$2,141	$2,233	4%

Investment yield, before-tax [2]	5.8%	5.7%	5.6%	5.6%	5.8%	—	0.2	5.8%	5.7%	(0.1)
Investment yield, after-tax [2]	3.9%	3.8%	3.7%	3.7%	3.9%	—	0.2	3.8%	3.8%	—

Net Realized Capital Gains (Losses)
Fixed maturities	$45	$57	$49	$34	$1	(98%)	(97%)	$124	$84	(32%)
Equities	—	(3)	—	—	—	—	—	8	—	(100%)
GMWB derivatives, net	—	4	7	1	(1)	—	NM	4	7	75%
Other [3]	(17)	(39)	25	(51)	(35)	(106%)	31%	(6)	(61)	NM

Total net realized capital gains (losses)	$28	$19	$81	$(16)	$(35)	NM	(119%)	$130	$30	(77%)

Gross gains on sale	$74	$101	$98	$123	$89	20%	(28%)	$258	$310	20%
Gross losses on sale	(24)	(35)	(48)	(84)	(72)	NM	14%	(112)	(204)	(82%)
Impairments	(4)	(9)	(1)	(5)	(16)	NM	NM	(16)	(22)	(38%)
GMWB derivatives, net	—	4	7	1	(1)	—	NM	4	7	75%
Other net gain (loss) [3]	(18)	(42)	25	(51)	(35)	(94%)	31%	(4)	(61)	NM

Total net realized capital gains (losses)	$28	$19	$81	$(16)	$(35)	NM	(119%)	$130	$30	(77%)

[1]	Includes income on short-term bonds.

[2]	The investment yield calculation excludes trading securities, collateral received associated with the securities lending program and consolidated variable interest entity minority interests.

[3]	Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments, foreign currency transaction of deferred acquisition costs associated with realized capital gains.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
PROPERTY & CASUALTY

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2004	2004	2005	2005	2005	Change	Change	2004	2005	Change
Net Investment Income
Fixed maturities [1]
Taxable	$204	$210	$212	$213	$220	8%	3%	$603	$645	7%
Tax-exempt	95	97	101	103	101	6%	(2%)	285	305	7%

Total fixed maturities	299	307	313	316	321	7%	2%	888	950	7%
Equities	2	2	3	3	6	NM	100%	6	12	100%
Mortgage loans	4	3	3	3	2	(50%)	(33%)	11	8	(27%)
Real estate	1	4	—	2	—	(100%)	(100%)	2	2	—
Limited partnerships	6	11	11	14	11	83%	(21%)	11	36	NM
Other	2	12	11	(5)	12	NM	NM	11	18	64%

Subtotal	314	339	341	333	352	12%	6%	929	1,026	10%
Less: Investment expense	5	6	4	5	3	(40%)	(40%)	14	12	(14%)

Total net investment income	$309	$333	$337	$328	$349	13%	6%	$915	$1,014	11%

Investment yield, before-tax [2]	5.4%	5.7%	5.6%	5.4%	5.6%	0.2	0.2	5.4%	5.5%	0.1
Investment yield, after-tax [2]	4.0%	4.2%	4.2%	4.0%	4.2%	0.2	0.2	4.0%	4.1%	0.1

Net Realized Capital Gains (Losses)
Fixed maturities	$19	$22	$43	$1	$5	(74%)	NM	$94	$49	(48%)
Equities	—	(4)	—	—	(1)	—	—	2	(1)	NM
Other [3]	(1)	(1)	5	(1)	(2)	(100%)	(100%)	20	2	(90%)

Total net realized capital gains (losses)	$18	$17	$48	$—	$2	(89%)	—	$116	$50	(57%)

Gross gains on sale	$30	$59	$62	$40	$34	13%	(15%)	$151	$136	(10%)
Gross losses on sale	(10)	(41)	(19)	(34)	(26)	(160%)	24%	(42)	(79)	(88%)
Impairments	(2)	(5)	—	(5)	(4)	(100%)	20%	(8)	(9)	(13%)
Other net gain (loss) [3]	—	4	5	(1)	(2)	—	(100%)	15	2	(87%)

Total net realized capital gains (losses)	$18	$17	$48	$—	$2	(89%)	—	$116	$50	(57%)

[1]	Includes income on short-term bonds.

[2]	The investment yield calculation excludes the collateral received associated with the securities lending program.

[3]	Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments and foreign currency transaction remeasurements.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CORPORATE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2004	2004	2005	2005	2005	Change	Change	2004	2005	Change
Net Investment Income
Fixed maturities [1]
Taxable	$1	$—	$2	$2	$4	NM	100%	$1	$8	NM

Total fixed maturities	1	—	2	2	4	NM	100%	1	8	NM

Other [2]	4	5	4	4	—	(100%)	(100%)	14	8	(43%)

Total net investment income	$5	$5	$6	$6	$4	(20%)	(33%)	$15	$16	7%

Net Realized Capital Gains (Losses)

Other net gain (loss) [3]	$(2)	$—	$(1)	$(1)	$—	100%	100%	(6)	(2)	67%

[1]	Includes income on bonds.

[2]	In connection with the HLI Repurchase, the carrying value of the purchased fixed maturity investments was adjusted to fair market value as of the date of the repurchase. The amortization of the adjustment to the fixed maturity investments’ carrying values is reported in Corporate’s net investment income. The amortization period concluded on June 30, 2005.

[3]	Primarily consists of changes in fair value on non-qualifying derivatives.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	September 30,		December 31,		March 31,		June 30,		September 30,
	2004		2004		2005		2005		2005
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value [1]	$74,276	82.2%	$75,100	79.6%	$75,215	77.9%	$76,554	76.1%	$76,461	73.8%
Equity securities, at fair value
Available-for-sale	650	0.7%	832	0.9%	1,089	1.1%	1,382	1.4%	1,401	1.4%
Trading securities	10,685	11.8%	13,634	14.4%	15,855	16.5%	17,955	17.8%	21,247	20.5%

Total equity securities, at fair value	11,335	12.5%	14,466	15.3%	16,944	17.6%	19,337	19.2%	22,648	21.9%
Policy loans, at outstanding balance	2,665	2.9%	2,662	2.8%	2,119	2.2%	2,140	2.1%	2,009	1.9%
Real estate/Mortgage loans, at cost	1,052	1.2%	1,176	1.2%	1,177	1.2%	1,343	1.4%	1,355	1.3%
Limited partnerships, at fair value	412	0.5%	433	0.5%	459	0.5%	524	0.5%	564	0.5%
Other investments [2]	632	0.7%	571	0.6%	594	0.6%	726	0.7%	580	0.6%

Total investments	$90,372	100.0%	$94,408	100.0%	$96,508	100.0%	$100,624	100.0%	$103,617	100.0%
Less: Trading securities	10,685	11.8%	13,634	14.4%	15,855	16.5%	17,955	17.8%	21,247	20.5%

Total investments excluding trading securities	$79,687	88.2%	$80,774	85.6%	$80,653	83.5%	$82,669	82.2%	$82,370	79.5%

HIMCO managed third party accounts	$3,274		$3,893		$3,928		$4,832		$4,640

Asset-backed securities (“ABS”)	$6,961	9.4%	$7,469	9.9%	$7,438	9.9%	$7,906	10.3%	$8,029	10.5%
Commercial mortgage-backed securities (“CMBS”)	11,917	16.0%	11,748	15.6%	11,640	15.5%	12,299	16.1%	12,641	16.5%
Collateralized mortgage obligation (“CMO”)	1,124	1.5%	1,227	1.6%	1,155	1.5%	1,118	1.5%	1,079	1.4%
Corporate	33,904	45.7%	34,153	45.6%	34,743	46.2%	35,426	46.3%	34,388	45.0%
Government/Government agencies — Foreign	1,645	2.2%	1,796	2.4%	1,596	2.1%	1,483	1.9%	1,468	1.9%
Government/Government agencies — U.S.	1,115	1.5%	1,132	1.5%	1,142	1.5%	848	1.1%	1,071	1.4%
Mortgage-backed securities (“MBS”) — agency	2,476	3.4%	2,799	3.7%	3,292	4.4%	3,525	4.6%	3,480	4.5%
Municipal — taxable	897	1.2%	944	1.3%	1,022	1.4%	1,188	1.5%	1,199	1.6%
Municipal — tax-exempt	10,307	13.9%	10,393	13.8%	10,237	13.6%	10,436	13.6%	11,081	14.5%
Redeemable preferred stock	37	—	39	0.1%	37	—	42	0.1%	41	0.1%
Short-term	3,893	5.2%	3,400	4.5%	2,913	3.9%	2,283	3.0%	1,984	2.6%

Total fixed maturities [1]	$74,276	100.0%	$75,100	100.0%	$75,215	100.0%	$76,554	100.0%	$76,461	100.0%

AAA	$18,755	25.3%	$18,787	25.0%	$18,246	24.3%	$18,965	24.8%	$20,346	26.6%
AA	8,073	10.9%	8,546	11.4%	9,281	12.3%	10,207	13.3%	9,728	12.7%
A	18,147	24.4%	18,131	24.2%	17,937	23.8%	18,693	24.4%	19,216	25.1%
BBB	17,668	23.8%	17,904	23.8%	18,492	24.6%	18,175	23.7%	17,102	22.4%
Government	4,713	6.3%	5,160	6.9%	5,465	7.3%	5,413	7.1%	5,199	6.8%
BB & below	3,027	4.1%	3,172	4.2%	2,881	3.8%	2,818	3.7%	2,886	3.8%
Short-term	3,893	5.2%	3,400	4.5%	2,913	3.9%	2,283	3.0%	1,984	2.6%

Total fixed maturities [1]	$74,276	100.0%	$75,100	100.0%	$75,215	100.0%	$76,554	100.0%	$76,461	100.0%

[1]	Includes $144, $159, $208, $281 and $352 in Corporate at September 30, 2004, December 31, 2004, March 31, 2005, June 30, 2005 and September 30, 2005, respectively, of which $114, $152, $201, $130 and $114, respectively, were investments held by The Hartford Financial Services Group, Inc.

[2]	Includes $10, $7, $1, $7 and $2 in Corporate at September 30, 2004, December 31, 2004, March 31, 2005, June 30, 2005 and September 30, 2005, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
LIFE

	September 30,		December 31,		March 31,		June 30,		September 30,
	2004		2004		2005		2005		2005
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$50,200	76.9%	$50,531	73.5%	$50,877	71.7%	$51,723	69.5%	$51,115	66.5%
Equity securities, at fair value Available-for-sale	449	0.7%	525	0.8%	662	0.9%	793	1.1%	797	1.1%
Trading securities	10,685	16.4%	13,634	19.8%	15,855	22.3%	17,955	24.1%	21,247	27.6%

Total equity securities, at fair value	11,134	17.1%	14,159	20.6%	16,517	23.2%	18,748	25.2%	22,044	28.7%
Policy loans, at outstanding balance	2,665	4.0%	2,662	3.9%	2,119	3.0%	2,140	2.9%	2,009	2.6%
Real estate/Mortgage loans, at cost	783	1.2%	923	1.3%	979	1.4%	1,148	1.6%	1,178	1.5%
Limited partnerships, at fair value	242	0.4%	256	0.4%	273	0.4%	309	0.4%	369	0.5%
Other investments	262	0.4%	185	0.3%	207	0.3%	318	0.4%	181	0.2%

Total investments	$65,286	100.0%	$68,716	100.0%	$70,972	100.0%	$74,386	100.0%	$76,896	100.0%
Less: Trading securities	10,685	16.4%	13,634	19.8%	15,855	22.3%	17,955	24.1%	21,247	27.6%

Total investments excluding trading securities	$54,601	83.6%	$55,082	80.2%	$55,117	77.7%	$56,431	75.9%	$55,649	72.4%

ABS	$5,908	11.8%	$6,358	12.6%	$6,426	12.6%	$6,772	13.1%	$6,983	13.7%
CMBS	9,127	18.2%	8,806	17.4%	8,588	16.9%	8,930	17.3%	9,187	18.0%
CMO	982	2.0%	1,092	2.2%	1,027	2.0%	996	1.9%	941	1.8%
Corporate	25,392	50.5%	25,532	50.5%	25,932	51.0%	26,038	50.3%	25,042	49.0%
Government/Government agencies — Foreign	785	1.6%	788	1.6%	775	1.5%	729	1.4%	753	1.5%
Government/Government agencies — U.S.	877	1.7%	898	1.8%	927	1.8%	700	1.4%	834	1.6%
MBS — agency	1,633	3.3%	1,788	3.5%	2,250	4.4%	2,481	4.8%	2,413	4.7%
Municipal — taxable	680	1.4%	725	1.4%	808	1.6%	965	1.9%	990	1.9%
Municipal — tax-exempt	2,264	4.4%	2,270	4.5%	2,260	4.5%	2,478	4.8%	2,486	4.9%
Redeemable preferred stock	12	—	13	—	12	—	14	—	13	—
Short-term	2,540	5.1%	2,261	4.5%	1,872	3.7%	1,620	3.1%	1,473	2.9%

Total fixed maturities	$50,200	100.0%	$50,531	100.0%	$50,877	100.0%	$51,723	100.0%	$51,115	100.0%

AAA	$10,554	21.0%	$10,282	20.4%	$10,008	19.6%	$10,596	20.5%	$11,311	22.1%
AA	4,875	9.7%	5,275	10.4%	5,986	11.8%	6,565	12.7%	6,156	12.1%
A	13,529	27.0%	13,531	26.8%	13,242	26.0%	13,543	26.2%	13,924	27.2%
BBB	13,300	26.5%	13,447	26.6%	13,945	27.4%	13,616	26.3%	12,710	24.9%
Government	3,514	7.0%	3,803	7.5%	4,111	8.1%	4,130	8.0%	3,887	7.6%
BB & below	1,888	3.8%	1,932	3.8%	1,713	3.4%	1,653	3.2%	1,654	3.2%
Short-term	2,540	5.0%	2,261	4.5%	1,872	3.7%	1,620	3.1%	1,473	2.9%

Total fixed maturities	$50,200	100.0%	$50,531	100.0%	$50,877	100.0%	$51,723	100.0%	$51,115	100.0%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
PROPERTY & CASUALTY

	September 30,		December 31,		March 31,		June 30,		September 30,
	2004		2004		2005		2005		2005
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$23,932	96.0%	$24,410	95.6%	$24,130	95.3%	$24,550	94.6%	$24,994	94.8%
Equity securities, available-for-sale, at fair value	201	0.8%	307	1.2%	427	1.7%	589	2.3%	604	2.3%
Real estate/Mortgage loans, at cost	269	1.1%	253	1.0%	198	0.8%	195	0.8%	177	0.7%
Limited partnerships, at fair value	170	0.7%	177	0.7%	186	0.7%	215	0.8%	195	0.7%
Other investments	360	1.4%	379	1.5%	386	1.5%	401	1.5%	397	1.5%

Total investments	$24,932	100.0%	$25,526	100.0%	$25,327	100.0%	$25,950	100.0%	$26,367	100.0%

ABS	$1,053	4.4%	$1,111	4.5%	$1,012	4.2%	$1,134	4.6%	$1,046	4.2%
CMBS	2,790	11.7%	2,942	12.1%	3,052	12.6%	3,369	13.7%	3,454	13.8%
CMO	142	0.6%	135	0.6%	128	0.5%	122	0.5%	138	0.6%
Corporate	8,512	35.5%	8,621	35.3%	8,811	36.5%	9,189	37.4%	9,085	36.3%
Government/Government agencies — Foreign	860	3.6%	1,008	4.1%	821	3.4%	754	3.1%	715	2.9%
Government/Government agencies — U.S.	238	1.0%	234	1.0%	215	0.9%	148	0.6%	237	0.9%
MBS — agency	843	3.5%	1,011	4.1%	1,042	4.3%	1,044	4.3%	1,067	4.3%
Municipal — taxable	217	0.9%	219	0.9%	214	0.9%	223	0.9%	209	0.8%
Municipal — tax-exempt	8,043	33.6%	8,123	33.3%	7,977	33.1%	7,958	32.4%	8,595	34.4%
Redeemable preferred stock	25	0.1%	26	0.1%	25	0.1%	28	0.1%	28	0.1%
Short-term	1,209	5.1%	980	4.0%	833	3.5%	581	2.4%	420	1.7%

Total fixed maturities	$23,932	100.0%	$24,410	100.0%	$24,130	100.0%	$24,550	100.0%	$24,994	100.0%

AAA	$8,201	34.3%	$8,505	34.8%	$8,238	34.1%	$8,354	34.0%	$9,018	36.1%
AA	3,198	13.4%	3,271	13.4%	3,295	13.7%	3,549	14.5%	3,452	13.8%
A	4,618	19.2%	4,600	18.8%	4,695	19.5%	5,060	20.6%	5,179	20.7%
BBB	4,368	18.2%	4,457	18.3%	4,547	18.8%	4,558	18.6%	4,381	17.5%
Government	1,199	5.0%	1,357	5.6%	1,354	5.6%	1,283	5.2%	1,312	5.3%
BB & below	1,139	4.8%	1,240	5.1%	1,168	4.8%	1,165	4.7%	1,232	4.9%
Short-term	1,209	5.1%	980	4.0%	833	3.5%	581	2.4%	420	1.7%

Total fixed maturities	$23,932	100.0%	$24,410	100.0%	$24,130	100.0%	$24,550	100.0%	$24,994	100.0%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
CONSOLIDATED [1]

	September 30, 2005			December 31, 2004
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS [2] Securities

Three months or less	$20,132	$19,866	$(266)	$7,572	$7,525	$(47)
Greater than three months to six months	1,263	1,230	(33)	573	567	(6)
Greater than six months to nine months	3,221	3,141	(80)	3,405	3,342	(63)
Greater than nine months to twelve months	1,884	1,838	(46)	462	445	(17)
Greater than twelve months	3,641	3,461	(180)	2,417	2,285	(132)

Total	$30,141	$29,536	$(605)	$14,429	$14,164	$(265)

BIG [3] and Equity AFS [2] Securities

Three months or less	$708	$693	$(15)	$326	$322	$(4)
Greater than three months to six months	205	196	(9)	33	32	(1)
Greater than six months to nine months	54	51	(3)	174	165	(9)
Greater than nine months to twelve months	83	77	(6)	81	75	(6)
Greater than twelve months	313	268	(45)	285	240	(45)

Total	$1,363	$1,285	$(78)	$899	$834	$(65)

[1]	As of September 30, 2005, fixed maturities represented $600, or 99%, of the Company’s total unrealized loss of available-for-sale securities. There were no fixed maturities as of September 30, 2005 with a fair value less than 80% of the security’s amortized cost basis for six continuous months other than certain asset-backed and commercial mortgage-backed securities. Other than temporary impairments for certain asset-backed and commercial mortgage-backed securities are recognized if the fair value of the security is less than its carrying amount and there has been a decrease in the present value of the expected cash flows since the last reporting period. There were no asset-backed or commercial mortgage-backed securities included in the tables above, as of September 30, 2005 and December 31, 2004, for which management’s best estimate of future cash flows adversely changed during the reporting period for which an impairment has not been recorded. For a detailed discussion of the other than temporary impairment criteria, see “Valuation of Investments and Derivative Instruments and Evaluation of Other-Than-Temporary Impairments” included in the Critical Accounting Estimates section of the Management’s Discussion & Analysis and in Note 1 of Notes to Consolidated Financial Statements, both of which are included in The Hartford’s 2004 Form 10-K Annual Report.

[2]	Represents available-for-sale (“AFS”) securities.

[3]	Represents below investment grade (“BIG”) securities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
LIFE

	September 30, 2005			December 31, 2004
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$12,993	$12,819	$(174)	$5,560	$5,528	$(32)
Greater than three months to six months	1,026	1,003	(23)	474	470	(4)
Greater than six months to nine months	2,369	2,313	(56)	2,277	2,237	(40)
Greater than nine months to twelve months	1,338	1,305	(33)	399	383	(16)
Greater than twelve months	2,279	2,159	(120)	1,415	1,323	(92)

Total	$20,005	$19,599	$(406)	$10,125	$9,941	$(184)

BIG and Equity AFS Securities

Three months or less	$381	$372	$(9)	$206	$203	$(3)
Greater than three months to six months	145	137	(8)	14	13	(1)
Greater than six months to nine months	28	26	(2)	128	120	(8)
Greater than nine months to twelve months	54	49	(5)	79	73	(6)
Greater than twelve months	251	210	(41)	225	184	(41)

Total	$859	$794	$(65)	$652	$593	$(59)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
PROPERTY & CASUALTY

	September 30, 2005			December 31, 2004
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$7,139	$7,047	$(92)	$2,012	$1,997	$(15)
Greater than three months to six months	237	227	(10)	99	97	(2)
Greater than six months to nine months	852	828	(24)	1,128	1,105	(23)
Greater than nine months to twelve months	546	533	(13)	63	62	(1)
Greater than twelve months	1,362	1,302	(60)	1,002	962	(40)

Total	$10,136	$9,937	$(199)	$4,304	$4,223	$(81)

BIG and Equity AFS Securities

Three months or less	$327	$321	$(6)	$120	$119	$(1)
Greater than three months to six months	60	59	(1)	19	19	—
Greater than six months to nine months	26	25	(1)	46	45	(1)
Greater than nine months to twelve months	29	28	(1)	2	2	—
Greater than twelve months	62	58	(4)	60	56	(4)

Total	$504	$491	$(13)	$247	$241	$(6)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF SEPTEMBER 30, 2005

	LIFE
		Percent of
		Total
	Fair	Invested
	Value	Assets
TOP TEN CORPORATE FIXED MATURITY EXPOSURES BY SECTOR

Financial services	$7,014	9.1%
Technology and communications	3,322	4.3%
Utilities	2,748	3.6%
Consumer non cyclical	2,484	3.2%
Basic industry	2,371	3.1%
Consumer cyclical	2,266	2.9%
Capital goods	1,821	2.4%
Energy	1,287	1.7%
Other	1,071	1.4%
Transportation	658	0.9%

Total	$25,042	32.6%

TOP TEN EXPOSURES BY ISSUER [2]

JPMorgan Chase & Co.	$258	0.4%
Royal Bank of Scotland Group plc	251	0.3%
SBC Communications Inc.	250	0.3%
HSBC Holdings plc	247	0.3%
Bank of America Corp.	204	0.3%
Barclays Bank PLC	190	0.3%
Credit Suisse Group	185	0.2%
Verizon Communications, Inc.	180	0.2%
Citigroup Inc.	174	0.2%
BNP Paribas	160	0.2%

Total	$2,099	2.7%

	P&C
		Percent of
		Total
	Fair	Invested
	Value	Assets
TOP TEN CORPORATE FIXED MATURITY EXPOSURES BY SECTOR

Financial services	$2,473	9.4%
Technology and communications	1,368	5.2%
Utilities	1,172	4.4%
Consumer non cyclical	913	3.5%
Basic industry	818	3.1%
Consumer cyclical	726	2.8%
Capital goods	617	2.3%
Energy	520	2.0%
Other	257	1.0%
Transportation	221	0.8%

Total	$9,085	34.5%

TOP TEN EXPOSURES BY ISSUER [2]

State of California	$254	1.0%
State of Massachusetts	212	0.8%
State of Georgia	202	0.8%
New York City, NY	197	0.7%
The Goldman Sachs Group, Inc.	143	0.5%
SLM Corporation	135	0.5%
JPMorgan Chase & Co.	126	0.5%
Puerto Rico Public Buildings Authority	120	0.5%
Mass. Bay Transportation Authority	117	0.4%
Chicago, IL	110	0.4%

Total	$1,616	6.1%

	CONSOLIDATED [1]
		Percent of
		Total
	Fair	Invested
	Value	Assets
TOP TEN CORPORATE FIXED MATURITY EXPOSURES BY SECTOR

Financial services	$9,685	9.4%
Technology and communications	4,696	4.5%
Utilities	3,921	3.8%
Consumer non cyclical	3,397	3.3%
Basic industry	3,208	3.1%
Consumer cyclical	3,011	2.9%
Capital goods	2,456	2.4%
Energy	1,807	1.7%
Other	1,328	1.3%
Transportation	879	0.8%

Total	$34,388	33.2%

TOP TEN EXPOSURES BY ISSUER [2]

State of California	$403	0.4%
JPMorgan Chase & Co.	384	0.4%
SBC Communications Inc.	355	0.3%
State of Massachusetts	349	0.3%
HSBC Holdings plc	323	0.3%
Royal Bank of Scotland Group plc	293	0.3%
The Goldman Sachs Group, Inc.	284	0.3%
Barclays Bank PLC	264	0.3%
New York City, NY	239	0.2%
News Corp, Inc.	238	0.2%

Total	$3,132	3.0%

[1]	Includes investments held in Corporate.

[2]	Excludes U.S. government and government agency backed securities as well as securities classified as trading securities.